                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 15, 2006 and covers activity from March 27, 2006 through April 25, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2006.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Stephen J. Bakonyi
                                                   -----------------------------
                                            Name:  Stephen J. Bakonyi
                                            Title: Vice President
                                                   ABS Operations

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                   Trust Totals

Record Date:                                                      April 30, 2006
Number of days in period                                                      30
Beginning Number of Accounts                                          19,905,349
Beginning Principal Receivable Balance, including
any additions or removals during the monthly period            26,125,583,200.19
        a. Addition of Principal Receivables                                0.00
        b. Removal of Principal Receivables                                 0.00
Special Funding Account Balance                                             0.00
Beginning Total Principal Balance                              26,125,583,200.19
Finance Charge Collections (excluding                             461,894,482.96
 Recoveries)
Recoveries                                                         20,587,403.71
Total Collections of Finance Charge Receivables                   482,481,886.67
Total Collections of Principal Receivables                      6,475,899,878.06
Monthly Payment Rate                                                    24.7876%
Defaulted amount                                                   69,452,115.52
Annualized Default Rate                                                  3.2028%
Trust Portfolio Yield                                                   19.2348%
New Principal Receivables                                       6,802,937,150.01
Ending Number of Accounts                                             19,859,800
Ending Principal Receivables Balance                           26,383,168,356.62
Ending Required Minimum Principal Balance                      21,507,000,000.00
Ending Transferor Amount                                        6,283,168,356.62
Ending Special Funding Account Balance                                      0.00
Ending Total Principal Balance                                 26,383,168,356.62

B. Series Allocations                              Series 2001-4    Series 2001-5    Series 2001-6   Series 2001-7     Series 2002-1
---------------------                              -------------    -------------    -------------   -------------     -------------
Group Number                                                   2                2                2               2                 2
Invested Amount                                             0.00   500,000,000.00   700,000,000.00  650,000,000.00    920,000,000.00
Adjusted Invested Amount                                    0.00   500,000,000.00   700,000,000.00  650,000,000.00    920,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00            0.00              0.00
Series Required Transferor Amount                           0.00    35,000,000.00    49,000,000.00   45,500,000.00     64,400,000.00
Series Allocation Percentage                               0.00%            2.49%            3.48%           3.23%             4.58%
Series Alloc. Finance Charge Collections                    0.00    12,002,036.98    16,802,851.77   15,602,648.08     22,083,748.05
Series Allocable Recoveries                                 0.00       512,124.47       716,974.26      665,761.81        942,309.03
Series Alloc. Principal Collections                         0.00   161,092,036.77   225,528,851.47  209,419,647.80    296,409,347.65
Series Allocable Defaulted Amount                           0.00     1,727,664.57     2,418,730.39    2,245,963.93      3,178,902.80

B. Series Allocations                              Series 2002-2    Series 2002-3    Series 2002-5   Series 2002-6     Series 2003-1
---------------------                              -------------    -------------    -------------   -------------     -------------

Group Number                                                   2                2                2               2                 2
Invested Amount                                   940,000,000.00   920,000,000.00   600,000,000.00  720,000,000.00    920,000,000.00
Adjusted Invested Amount                          940,000,000.00   920,000,000.00   600,000,000.00  720,000,000.00    920,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00            0.00              0.00
Series Required Transferor Amount                  65,800,000.00    64,400,000.00    42,000,000.00   50,400,000.00     64,400,000.00
Series Allocation Percentage                               4.68%            4.58%            2.99%           3.58%             4.58%
Series Alloc. Finance Charge Collections           22,563,829.53    22,083,748.05    14,402,444.38   17,282,933.25     22,083,748.05
Series Allocable Recoveries                           962,794.00       942,309.03       614,549.36      737,459.24        942,309.03
Series Alloc. Principal Collections               302,853,029.12   296,409,347.65   193,310,444.12  231,972,532.95    296,409,347.65
Series Allocable Defaulted Amount                   3,248,009.38     3,178,902.80     2,073,197.48    2,487,836.97      3,178,902.80

B. Series Allocations                              Series 2003-2    Series 2003-3    Series 2003-4   Series 2004-1     Series 2004-2
---------------------                              -------------    -------------    -------------   -------------     -------------

Group Number                                                   2                2                1               2                 2
Invested Amount                                 1,100,000,000.00   750,000,000.00   680,000,000.00  800,000,000.00    400,000,000.00
Adjusted Invested Amount                        1,100,000,000.00   750,000,000.00   680,000,000.00  800,000,000.00    400,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00            0.00              0.00
Series Required Transferor Amount                  77,000,000.00    52,500,000.00    47,600,000.00   56,000,000.00     28,000,000.00
Series Allocation Percentage                               5.47%            3.73%            3.38%           3.98%             1.99%
Series Alloc. Finance Charge Collections           26,404,481.36    18,003,055.47    16,322,770.30   19,203,259.17      9,601,629.59
Series Allocable Recoveries                         1,126,673.83       768,186.71       696,489.28      819,399.15        409,699.58
Series Alloc. Principal Collections               354,402,480.89   241,638,055.15   219,085,170.00  257,747,258.83    128,873,629.41
Series Allocable Defaulted Amount                   3,800,862.04     2,591,496.85     2,349,623.81    2,764,263.30      1,382,131.65

B. Series Allocations                              Series 2004-3    Series 2004-4    Series 2004-5   Series 2005-1     Series 2005-2
---------------------                              -------------    -------------    -------------   -------------     -------------

Group Number                                                   1                2                2               2                 2
Invested Amount                                   600,000,000.00 1,100,000,000.00 1,000,000,000.00  600,000,000.00    600,000,000.00
Adjusted Invested Amount                          600,000,000.00 1,100,000,000.00 1,000,000,000.00  600,000,000.00    600,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00            0.00              0.00
Series Required Transferor Amount                  42,000,000.00    77,000,000.00    70,000,000.00   42,000,000.00     42,000,000.00
Series Allocation Percentage                               2.99%            5.47%            4.98%           2.99%             2.99%
Series Alloc. Finance Charge Collections           14,402,444.38    26,404,481.36    24,004,073.96   14,402,444.38     14,402,444.38
Series Allocable Recoveries                           614,549.36     1,126,673.83     1,024,248.94      614,549.36        614,549.36
Series Alloc. Principal Collections               193,310,444.12   354,402,480.89   322,184,073.54  193,310,444.12    193,310,444.12
Series Allocable Defaulted Amount                   2,073,197.48     3,800,862.04     3,455,329.13    2,073,197.48      2,073,197.48

B. Series Allocations                              Series 2005-3    Series 2005-4    Series 2005-5   Series 2005-6     Series 2005-7
---------------------                              -------------    -------------    -------------   -------------     -------------

Group Number                                                   2                2                2               2                 2
Invested Amount                                   700,000,000.00   500,000,000.00 1,100,000,000.00  700,000,000.00    700,000,000.00
Adjusted Invested Amount                          700,000,000.00   500,000,000.00 1,100,000,000.00  700,000,000.00    700,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00            0.00              0.00
Series Required Transferor Amount                  49,000,000.00    35,000,000.00    77,000,000.00   49,000,000.00     49,000,000.00
Series Allocation Percentage                               3.48%            2.49%            5.47%           3.48%             3.48%
Series Alloc. Finance Charge Collections           16,802,851.77    12,002,036.98    26,404,481.36   16,802,851.77     16,802,851.77
Series Allocable Recoveries                           716,974.26       512,124.47     1,126,673.83      716,974.26        716,974.26
Series Alloc. Principal Collections               225,528,851.47   161,092,036.77   354,402,480.89  225,528,851.47    225,528,851.47
Series Allocable Defaulted Amount                   2,418,730.39     1,727,664.57     3,800,862.04    2,418,730.39      2,418,730.39


B. Series Allocations                              Series 2005-8    Series 2006-A    Series 2006-B                       Trust Total
---------------------                              -------------    -------------    -------------                       -----------
Group Number                                                   2                2                2
Invested Amount                                   500,000,000.00   700,000,000.00   700,000,000.00                 20,100,000,000.00
Adjusted Invested Amount                          500,000,000.00   700,000,000.00   700,000,000.00                 20,100,000,000.00
Principal Funding Account Balance                           0.00             0.00             0.00                              0.00
Series Required Transferor Amount                  35,000,000.00    49,000,000.00    49,000,000.00                  1,407,000,000.00
Series Allocation Percentage                               2.49%            3.48%            3.48%                              100%
Series Alloc. Finance Charge Collections           12,002,036.98    16,802,851.77    16,802,851.77                    482,481,886.67
Series Allocable Recoveries                           512,124.47       716,974.26       716,974.26                     20,587,403.71
Series Alloc. Principal Collections               161,092,036.77   225,528,851.47   225,528,851.47                  6,475,899,878.06
Series Allocable Defaulted Amount                   1,727,664.57     2,418,730.39     2,418,730.39                     69,452,115.52

C. Group Allocations
--------------------

1. Group 1 Allocations                             Series 2003-4    Series 2004-3                                      Group 1 Total
----------------------                             -------------    -------------                                      -------------
Invested Amount                                   680,000,000.00   600,000,000.00                                   1,280,000,000.00
Investor Finance Charge Collections                12,568,889.87    11,080,676.35                                      23,649,566.22

Investor Monthly Interest                           1,123,097.92     2,206,526.67                                       3,329,624.58
Investor Default Amount                             1,807,708.49     1,595,036.90                                       3,402,745.39
Investor Monthly Fees                               1,133,333.33     1,000,000.00                                       2,133,333.33
Investor Additional Amounts                                 0.00             1.00                                               0.00
Total                                               4,064,139.74     4,801,563.57                                       8,865,703.31

Reallocated Investor Finance Charge Collections    11,912,334.72    11,726,441.50                                      23,638,776.22
Available Excess                                    7,858,984.98     6,924,877.93                                      14,783,862.91

2. Group 2 Allocations                             Series 2001-4    Series 2001-5    Series 2001-6   Series 2001-7     Series 2002-1
----------------------                             -------------    -------------    -------------   -------------     -------------
Invested Amount                                             0.00   500,000,000.00   700,000,000.00  650,000,000.00    920,000,000.00
Investor Finance Charge Collections                         0.00     9,233,896.96    12,938,047.75   12,013,902.05     16,990,370.41

Investor Monthly Interest                                   0.00     1,996,263.89     2,763,463.89    2,566,478.06      3,628,940.00
Investor Default Amount                                     0.00     1,329,197.42     1,860,876.39    1,727,956.64      2,445,723.25
Investor Monthly Fees                                       0.00       833,333.33     1,166,666.67    1,083,333.33      1,533,333.33
Investor Additional Amounts                                 0.00             0.00             0.00            0.00              0.00
Total                                                       0.00     4,158,794.64     5,791,006.94    5,377,768.03      7,607,996.58

Reallocated Investor Finance Charge Collections             0.00     9,271,483.25    12,948,770.99   12,024,263.22     17,015,343.62
Investment Funding Account Proceeds
Available Excess                                            0.00     5,112,688.61     7,168,356.05    6,656,331.19      9,407,347.04

2. Group 2 Allocations                             Series 2002-2    Series 2002-3    Series 2002-5   Series 2002-6     Series 2003-1
----------------------                             -------------    -------------    -------------   -------------     -------------
Invested Amount                                   940,000,000.00   920,000,000.00   600,000,000.00  720,000,000.00    920,000,000.00
Investor Finance Charge Collections                17,359,726.29    16,990,370.41    11,080,676.35   13,296,811.62     16,990,370.41

Investor Monthly Interest                           3,707,245.11     3,627,795.11     2,391,666.67    2,856,140.00      3,628,940.00
Investor Default Amount                             2,498,891.15     2,445,723.25     1,595,036.90    1,914,044.28      2,445,723.25
Investor Monthly Fees                               1,566,666.67     1,533,333.33     1,000,000.00    1,200,000.00      1,533,333.33
Investor Additional Amounts                                 0.00             0.00             0.00            0.00              0.00
Total                                               7,772,802.93     7,606,851.70     4,986,703.57    5,970,184.28      7,607,996.58

Reallocated Investor Finance Charge Collections    17,384,657.51    17,014,198.73    11,121,929.90   13,332,455.88     17,015,343.62
Investment Funding Account Proceeds
Available Excess                                    9,611,854.58     9,407,347.04     6,135,226.33    7,362,271.59      9,407,347.04

2. Group 2 Allocations                             Series 2003-2    Series 2003-3    Series 2004-1   Series 2004-2     Series 2004-4
----------------------                             -------------    -------------    -------------   -------------     -------------
Invested Amount                                 1,100,000,000.00   750,000,000.00   800,000,000.00  400,000,000.00  1,100,000,000.00
Investor Finance Charge Collections                20,314,573.32    13,850,845.44    14,774,235.14    7,387,117.57     20,314,573.32

Investor Monthly Interest                           4,336,896.67     2,956,041.67     3,133,697.78    1,596,388.89      4,311,743.33
Investor Default Amount                             2,924,234.32     1,993,796.13     2,126,715.87    1,063,357.94      2,924,234.32
Investor Monthly Fees                               1,833,333.33     1,250,000.00     1,333,333.33      666,666.67      1,833,333.33
Investor Additional Amounts                                 0.00             0.00             0.00            0.00              0.00
Total                                               9,094,464.32     6,199,837.80     6,593,746.98    3,326,413.49      9,069,310.99

Reallocated Investor Finance Charge Collections    20,342,379.26    13,868,870.71    14,774,048.75    7,416,564.38     20,317,225.92
Investment Funding Account Proceeds
Available Excess                                   11,247,914.94     7,669,032.91     8,180,301.77    4,090,150.89     11,247,914.94



2. Group 2 Allocations                             Series 2004-5    Series 2005-1    Series 2005-2   Series 2005-3     Series 2005-4
----------------------                             -------------    -------------    -------------   -------------     -------------
Invested Amount                                 1,000,000,000.00   600,000,000.00   600,000,000.00  700,000,000.00    500,000,000.00
Investor Finance Charge Collections                18,467,793.92    11,080,676.35    11,080,676.35   12,927,455.75      9,233,896.96

Investor Monthly Interest                           3,917,316.67     2,317,000.00     2,356,596.67    2,686,425.00      1,950,763.89
Investor Default Amount                             2,658,394.84     1,595,036.90     1,595,036.90    1,860,876.39      1,329,197.42
Investor Monthly Fees                               1,666,666.67     1,000,000.00     1,000,000.00    1,166,666.67        833,333.33
Investor Additional Amounts                                 0.00             0.00             0.00            0.00              0.00
Total                                               8,242,378.17     4,912,036.90     4,951,633.57    5,713,968.05      4,113,294.64

Reallocated Investor Finance Charge Collections    18,467,755.39    11,047,263.23    11,086,859.90   12,871,732.10      9,225,983.25
Investment Funding Account Proceeds
Available Excess                                   10,225,377.21     6,135,226.33     6,135,226.33    7,157,764.05      5,112,688.61

2. Group 2 Allocations                             Series 2005-5    Series 2005-6    Series 2005-7   Series 2005-8     Series 2006-A
----------------------                             -------------    -------------    -------------   -------------     -------------
Invested Amount                                 1,100,000,000.00   700,000,000.00   700,000,000.00  500,000,000.00    700,000,000.00
Investor Finance Charge Collections                20,314,573.32    12,927,455.75    12,927,455.75    9,233,896.96     12,927,455.75

Investor Monthly Interest                           4,258,057.22     2,686,425.00     2,731,396.11    1,932,291.67      2,679,673.89
Investor Default Amount                             2,924,234.32     1,860,876.39     1,860,876.39    1,329,197.42      1,860,876.39
Investor Monthly Fees                               1,833,333.33     1,166,666.67     1,166,666.67      833,333.33      1,166,666.67
Investor Additional Amounts                                 0.00             0.00             0.00            0.00              0.00
Total                                               9,015,624.88     5,713,968.05     5,758,939.16    4,094,822.42      5,707,216.94

Reallocated Investor Finance Charge Collections    20,263,539.81    12,871,732.10    12,916,703.21    9,207,511.03     12,864,980.99
Investment Funding Account Proceeds
Available Excess                                   11,247,914.94     7,157,764.05     7,157,764.05    5,112,688.61      7,157,764.05

2. Group 2 Allocations                             Series 2006-B                                                       Group 2 Total
----------------------                             -------------                                                       -------------
Invested Amount                                   700,000,000.00                                                   18,820,000,000.00
Investor Finance Charge Collections                12,927,455.75                                                      347,584,309.64

Investor Monthly Interest                           2,706,977.78                                                       73,724,624.94
Investor Default Amount                             1,860,876.39                                                       50,030,990.85
Investor Monthly Fees                               1,166,666.67                                                       31,366,666.67
Investor Additional Amounts                                 0.00                                                                0.00
Total                                               5,734,520.83                                                      155,122,282.46

Reallocated Investor Finance Charge Collections    12,892,284.88                                                      347,563,881.64
Investment Funding Account Proceeds
Available Excess                                    7,157,764.05                                                      192,462,027.18




                                                      GROUP I          GROUP II
Group Investor Finance Charge Collections          23,638,776.22   347,563,881.64
Group Expenses                                      8,865,703.31   155,122,282.46
Reallocable Investor Finance Charge Collections    14,773,072.91   192,441,599.18

D. Trust Performance
--------------------
Delinquencies:

31-60 Days Delinquent:                               244,845,622
61-90 Days Delinquent:                               138,413,514
90+ Days Delinquent:                                 226,741,459
Total 30+ Days Delinquent:                           610,000,596


VII. Series 2001-4 Certificates

----------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor    Transferors
A. Investor/Transferor Allocations                      Allocations       Interest         Interest
----------------------------------                      -----------       --------         --------
Beginning Invested /Transferor Amount                        0.00              0.00             0.00
Beginning Adjusted Invested Amount                            N/A              0.00              N/A
Floating Allocation Percentage                                N/A           0.0000%          0.0000%
Principal Allocation Percentage                               N/A           0.0000%          0.0000%
Collections of Finance Chg. Receivables                      0.00              0.00             0.00
Collections of Principal Receivables                         0.00              0.00             0.00
Defaulted Amount                                             0.00              0.00             0.00

Ending Invested / Transferor Amounts                         0.00              0.00             0.00


----------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
B. Monthly Period Funding Requirements                    Class A           Class B          Interest     Total
--------------------------------------                    -------           -------          --------     -----

Principal Funding Account                                    0.00              0.00             0.00       0.00
Investment Proceeds for Monthly Period                       0.00              0.00             0.00       0.00
Reserve Account Opening Balance                              0.00              0.00             0.00       0.00
Reserve Account Deposit                                      0.00              0.00             0.00       0.00
Reserve Draw Amount                                          0.00              0.00             0.00       0.00
Reserve Account Surplus                                      0.00              0.00             0.00       0.00
Reserve Account Closing Balance                              0.00              0.00             0.00       0.00

LIBOR Determination Date                           April 12, 2006    April 12, 2006   April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         0.00              0.00             0.00
Monthly Interest Due                                         0.00              0.00             0.00       0.00
Outstanding Monthly Interest Due                             0.00              0.00             0.00       0.00
Additional Interest Due                                      0.00              0.00             0.00       0.00
Total Interest Due                                           0.00              0.00             0.00       0.00
Investor Default Amount                                      0.00              0.00             0.00       0.00
Investor Monthly Fees Due                                    0.00              0.00             0.00       0.00
Investor Additional Amounts Due
Total Due                                                    0.00              0.00             0.00       0.00

Reallocated Investor Finance Charge Collections                                                            0.00
Interest and Principal Funding Investment Proceeds                                                         0.00
Interest on Reserve Account                                                                                0.00
Series Adjusted Portfolio Yield                                                                         0.0000%
Base Rate                                                                                               0.0000%
Excess Spread Percentage                                                                                0.0000%

----------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A           Class B          Interest     Total
--------------------------------------------              -------           -------          --------     -----

Beginning Certificates Balance                               0.00              0.00             0.00       0.00
Interest Distributions                                       0.00              0.00             0.00       0.00
Principal Deposits - Prin. Funding Account                   0.00              0.00             0.00       0.00
Principal Distributions                                      0.00              0.00             0.00       0.00
Total Distributions                                          0.00              0.00             0.00       0.00
Ending Certificates Balance                                  0.00              0.00             0.00       0.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                               $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                     $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     3.   Principal Distribution:                                                                        $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                              $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     2.   Three Month Average Base Rate                                                                  $0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                            $0.00

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



VIII. Series 2001-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest           Interest
                                                        -----------     --------------       -----------
Beginning Invested /Transferor Amount                649,890,129.36      500,000,000.00      149,890,129.36
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            76.9361%            23.0639%
Principal Allocation Percentage                                 N/A            76.9361%            23.0639%
Collections of Finance Chg. Receivables               12,002,036.98        9,233,896.96        2,768,140.02
Collections of Principal Receivables                 161,092,036.77      123,937,900.80       37,154,135.97
Defaulted Amount                                       1,727,664.57        1,329,197.42          398,467.15

Ending Invested / Transferor Amounts                 656,297,720.31      500,000,000.00      156,297,720.31


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A           Class B             Interest                Total
--------------------------------------                   -------           -------             --------                -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Account Opening Balance                                0.00                0.00                0.00                  0.00
Reserve Account Deposit                                        0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00
Reserve Account Closing Balance                                0.00                0.00                0.00                  0.00

LIBOR Determination Date                             April 12, 2006      April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        5.0812%             5.3513%             5.4013%
Monthly Interest Due                                   1,630,234.38          166,483.33          199,546.18          1,996,263.89
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,630,234.38          166,483.33          199,546.18          1,996,263.89
Investor Default Amount                                1,096,587.87          106,335.79          126,273.75          1,329,197.42
Investor Monthly Fees Due                                687,500.00           66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,414,322.25          339,485.79          404,986.60          4,158,794.64

Reallocated Investor Finance Charge Collections                                                                      9,271,483.25
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.3262%
Base Rate                                                                                                                 7.3772%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A           Class B             Interest                Total
--------------------------------------------             -------           -------             --------                -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 1,630,234.38          166,483.33          199,546.18          1,996,263.89
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,630,234.38          166,483.33          199,546.18          1,996,263.89
Ending Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.95

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.95

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                                                       $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $199,546.18

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $199,546.18

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,648,973.68

          a.   Class A Monthly Interest:                                                         $1,630,234.38
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,096,587.87
          e.   Excess Spread:                                                                    $4,922,151.43

     2.   Class B Available Funds:                                                                 $741,718.66

          a.   Class B Monthly Interest:                                                           $166,483.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $575,235.33

     3.   Collateral Available Funds:                                                              $880,790.91

          a.   Excess Spread:                                                                     $880,790.91

     4.   Total Excess Spread:                                                                  $6,378,177.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $161,092,036.77

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $123,937,900.80

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $123,937,900.80

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,329,197.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $125,267,098.22

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $125,267,098.22



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $6,378,177.67
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $106,335.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $199,546.18
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $126,273.75
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,112,688.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3772%
          b.   Prior Monthly Period                                                                    6.8934%
          c.   Second Prior Monthly Period                                                             7.0413%

     2.   Three Month Average Base Rate                                                                7.1039%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3262%
          b.   Prior Monthly Period                                                                   20.2001%
          c.   Second Prior Monthly Period                                                            19.5630%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6964%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



IX. Series 2001-6 Certificates

-------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total Investor   Transferors
A. Investor/Transferor Allocations                     Allocations        Interest        Interest
                                                       -----------     --------------   -----------
Beginning Invested /Transferor Amount                909,846,181.10    700,000,000.00  209,846,181.10
Beginning Adjusted Invested Amount                              N/A    700,000,000.00             N/A
Floating Allocation Percentage                                  N/A          76.9361%        23.0639%
Principal Allocation Percentage                                 N/A          76.9361%        23.0639%
Collections of Finance Chg. Receivables               16,802,851.77     12,938,047.75    3,875,396.03
Collections of Principal Receivables                 225,528,851.47    173,513,061.12   52,015,790.35
Defaulted Amount                                       2,418,730.39      1,860,876.39      557,854.00

Ending Invested / Transferor Amounts                 918,816,808.44    700,000,000.00  218,816,808.44


-------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
B. Monthly Period Funding Requirements                  Class A             Class B         Interest             Total
--------------------------------------                  -------             -------         --------             -----

Principal Funding Account                                      0.00              0.00            0.00               0.00
Investment Proceeds for Monthly Period                         0.00              0.00            0.00               0.00
Reserve Account Opening Balance                        2,887,500.00              0.00            0.00       2,887,500.00
Reserve Account Deposit                                        0.00              0.00            0.00               0.00
Reserve Draw Amount                                            0.00              0.00            0.00               0.00
Reserve Account Surplus                                2,887,500.00              0.00            0.00       2,887,500.00
Reserve Account Closing Balance                                0.00              0.00            0.00               0.00

LIBOR Determination Date                             April 12, 2006    April 12, 2006  April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        5.0213%           5.2512%         5.4013%
Monthly Interest Due                                   2,255,378.13        228,721.11      279,364.65       2,763,463.89
Outstanding Monthly Interest Due                               0.00              0.00            0.00               0.00
Additional Interest Due                                        0.00              0.00            0.00               0.00
Total Interest Due                                     2,255,378.13        228,721.11      279,364.65       2,763,463.89
Investor Default Amount                                1,535,223.02        148,870.11      176,783.26       1,860,876.39
Investor Monthly Fees Due                                962,500.00         93,333.33      110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,753,101.14        470,924.56      566,981.24       5,791,006.94

Reallocated Investor Finance Charge Collections                                                            12,948,770.99
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                    10,592.00
Series Adjusted Portfolio Yield                                                                                 19.2902%
Base Rate                                                                                                        7.3189%
Excess Spread Percentage                                                                                        12.2886%

-------------------------------------------------------------------------------------------------------------------------
                                                                                       Collateral
C. Certificates - Balances and Distributions            Class A             Class B     Interest             Total
--------------------------------------------            -------             -------     --------             -----

Beginning Certificates Balance                       577,500,000.00     56,000,000.00   66,500,000.00     700,000,000.00
Interest Distributions                                 2,255,378.13        228,721.11      279,364.65       2,763,463.89
Principal Deposits - Prin. Funding Account           577,500,000.00     56,000,000.00            0.00     633,500,000.00
Principal Distributions                              577,500,000.00     56,000,000.00   66,500,000.00     700,000,000.00
Total Distributions                                  579,755,378.13     56,228,721.11   66,779,364.65     702,763,463.89
Ending Certificates Balance                                    0.00              0.00            0.00               0.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                           $1,003.91

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.91

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                              $1,000.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                      $1,004.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                              $1,000.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $66,779,364.65

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $279,364.65

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                    $66,500,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,691,474.47

          a.   Class A Monthly Interest:                                                         $2,255,378.13
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,535,223.02
          e.   Excess Spread:                                                                    $6,900,873.32

     2.   Class B Available Funds:                                                               $1,036,749.04

          a.   Class B Monthly Interest:                                                           $228,721.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $808,027.93

     3.   Collateral Available Funds:                                                            $1,231,139.48

          a.   Excess Spread:                                                                    $1,231,139.48

     4.   Total Excess Spread:                                                                   $8,940,040.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                           $633,500,500.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                             $66,500,000.00

     3.   Principal Distribution:                                                              $700,000,000.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $8,940,040.74
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $148,870.11
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $279,364.65
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $176,783.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,168,356.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3189%
          b.   Prior Monthly Period                                                                    6.8351%
          c.   Second Prior Monthly Period                                                             6.9830%

     2.   Three Month Average Base Rate                                                                7.0456%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2902%
          b.   Prior Monthly Period                                                                   20.1569%
          c.   Second Prior Monthly Period                                                            19.5258%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6577%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



X. Series 2001-7 Certificates

----------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations        Interest           Interest
----------------------------------                     -----------     ---------------     ------------
Beginning Invested /Transferor Amount               844,857,168.17      650,000,000.00     194,857,168.17
Beginning Adjusted Invested Amount                             N/A      650,000,000.00                N/A
Floating Allocation Percentage                                 N/A            76.9361%           23.0639%
Principal Allocation Percentage                                N/A            76.9361%           23.0639%
Collections of Finance Chg. Receivables              15,602,648.08       12,013,902.05       3,598,582.03
Collections of Principal Receivables                209,419,647.80      161,119,271.04      48,300,376.76
Defaulted Amount                                      2,245,963.93        1,727,956.64         518,007.29

Ending Invested / Transferor Amounts                853,187,036.41      650,000,000.00     203,187,036.41


----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A           Class B            Interest            Total
--------------------------------------                     -------           -------            --------            -----

Principal Funding Account                                     0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                        0.00                0.00               0.00              0.00
Reserve Account Opening Balance                       2,681,250.00                0.00               0.00      2,681,250.00
Reserve Account Deposit                                       0.00                0.00               0.00              0.00
Reserve Draw Amount                                           0.00                0.00               0.00              0.00
Reserve Account Surplus                                       0.00                0.00               0.00              0.00
Reserve Account Closing Balance                       2,681,250.00                0.00               0.00      2,681,250.00

LIBOR Determination Date                            April 12, 2006      April 12, 2006     April 12, 2006
Coupon April 17, 2006 - May 14, 2006                       5.0213%             5.2613%            5.4013%
Monthly Interest Due                                  2,094,279.69          212,788.33         259,410.03      2,566,478.06
Outstanding Monthly Interest Due                              0.00                0.00               0.00              0.00
Additional Interest Due                                       0.00                0.00               0.00              0.00
Total Interest Due                                    2,094,279.69          212,788.33         259,410.03      2,566,478.06
Investor Default Amount                               1,425,564.23          138,236.53         164,155.88      1,727,956.64
Investor Monthly Fees Due                               893,750.00           86,666.67         102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,413,593.92          437,691.53         526,482.58      5,377,768.03

Reallocated Investor Finance Charge Collections                                                               12,024,263.22
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                        9,836.00
Series Adjusted Portfolio Yield                                                                                    19.2910%
Base Rate                                                                                                           7.3197%
Excess Spread Percentage                                                                                           12.2886%

----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A           Class B            Interest            Total
--------------------------------------------               -------           -------            --------            -----

Beginning Certificates Balance                      536,250,000.00       52,000,000.00      61,750,000.00    650,000,000.00
Interest Distributions                                2,094,279.69          212,788.33         259,410.03      2,566,478.06
Principal Deposits - Prin. Funding Account                    0.00                0.00               0.00              0.00
Principal Distributions                                       0.00                0.00               0.00              0.00
Total Distributions                                   2,094,279.69          212,788.33         259,410.03      2,566,478.06
Ending Certificates Balance                         536,250,000.00       52,000,000.00      61,750,000.00    650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.91

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.91

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.09

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.09

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $259,410.03

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $259,410.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,928,131.86

          a.   Class A Monthly Interest:                                                         $2,094,279.69
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,425,564.23
          e.   Excess Spread:                                                                    $6,408,287.94

     2.   Class B Available Funds:                                                                 $962,727.94

          a.   Class B Monthly Interest:                                                           $212,788.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,939.60

     3.   Collateral Available Funds:                                                            $1,143,239.43

          a.   Excess Spread:                                                                    $1,143,239.43

     4.   Total Excess Spread:                                                                   $8,301,466.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $209,419,647.80

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $161,119,271.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $161,119,271.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,727,956.64

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $162,847,227.69

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $162,847,227.69


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $8,301,466.97
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $138,236.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $259,410.03
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $164,155.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,656,331.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3197%
          b.   Prior Monthly Period                                                                    6.8359%
          c.   Second Prior Monthly Period                                                             6.9838%

     2.   Three Month Average Base Rate                                                                7.0465%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2910%
          b.   Prior Monthly Period                                                                   20.1368%
          c.   Second Prior Monthly Period                                                            19.5093%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6457%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XI. Series 2002-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                         Series        Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations         Interest            Interest
----------------------------------                   -----------       --------------      -----------
Beginning Invested /Transferor Amount              1,195,797,838.02    920,000,000.00     275,797,838.02
Beginning Adjusted Invested Amount                              N/A    920,000,000.00                N/A
Floating Allocation Percentage                                  N/A          76.9361%           23.0639%
Principal Allocation Percentage                                 N/A          76.9361%           23.0639%
Collections of Finance Chg. Receivables               22,083,748.05     16,990,370.41       5,093,377.64
Collections of Principal Receivables                 296,409,347.65    228,045,737.47      68,363,610.18
Defaulted Amount                                       3,178,902.80      2,445,723.25         733,179.55

Ending Invested / Transferor Amounts               1,207,587,805.38    920,000,000.00     287,587,805.38


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                     Class A         Class B            Interest              Total
--------------------------------------                     -------         -------            --------              -----

Principal Funding Account                                      0.00              0.00               0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00               0.00                0.00
Reserve Account Opening Balance                                0.00              0.00               0.00                0.00
Reserve Account Deposit                                        0.00              0.00               0.00                0.00
Reserve Draw Amount                                            0.00              0.00               0.00                0.00
Reserve Account Surplus                                        0.00              0.00               0.00                0.00
Reserve Account Closing Balance                                0.00              0.00               0.00                0.00

LIBOR Determination Date                             April 12, 2006    April 12, 2006     April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        5.0113%           5.3013%            5.4013%
Monthly Interest Due                                   2,958,307.92        303,467.11         367,164.97        3,628,940.00
Outstanding Monthly Interest Due                               0.00              0.00               0.00                0.00
Additional Interest Due                                        0.00              0.00               0.00                0.00
Total Interest Due                                     2,958,307.92        303,467.11         367,164.97        3,628,940.00
Investor Default Amount                                2,017,721.68        195,657.86         232,343.71        2,445,723.25
Investor Monthly Fees Due                              1,265,000.00        122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,241,029.60        621,791.64         745,175.35        7,607,996.58

Reallocated Investor Finance Charge Collections                                                                17,015,343.62
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.2678%
Base Rate                                                                                                            7.3146%
Excess Spread Percentage                                                                                            12.2705%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A           Class B            Interest              Total
--------------------------------------------             -------           -------            --------              -----

Beginning Certificates Balance                       759,000,000.00     73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                 2,958,307.92        303,467.11         367,164.97        3,628,940.00
Principal Deposits - Prin. Funding Account                     0.00              0.00               0.00                0.00
Principal Distributions                                        0.00              0.00               0.00                0.00
Total Distributions                                    2,958,307.92        303,467.11         367,164.97        3,628,940.00
Ending Certificates Balance                          759,000,000.00     73,600,000.00      87,400,000.00      920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $367,164.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $367,164.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,037,658.49

          a.   Class A Monthly Interest:                                                         $2,958,307.92
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,017,721.68
          e.   Excess Spread:                                                                    $9,061,628.89

     2.   Class B Available Funds:                                                               $1,361,227.49

          a.   Class B Monthly Interest:                                                           $303,467.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,057,760.38

     3.   Collateral Available Funds:                                                            $1,616,457.64

          a.   Excess Spread:                                                                    $1,616,457.64

     4.   Total Excess Spread:                                                                  $11,735,846.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $296,409,347.65

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $228,045,737.47

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $228,045,737.47

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,445,723.25

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $230,491,460.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $230,491,460.72


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $11,735,846.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $195,657.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $367,164.97
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $232,343.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,407,347.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3146%
          b.   Prior Monthly Period                                                                    6.8308%
          c.   Second Prior Monthly Period                                                             6.9787%

     2.   Three Month Average Base Rate                                                                7.0413%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2678%
          b.   Prior Monthly Period                                                                   20.1312%
          c.   Second Prior Monthly Period                                                            19.5046%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6345%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XII. Series 2002-2 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                            Series      Total Investor         Transferors
A. Investor/Transferor Allocations                        Allocations       Interest             Interest
----------------------------------                        -----------   --------------         -----------
Beginning Invested /Transferor Amount                 1,221,793,443.19    940,000,000.00      281,793,443.19
Beginning Adjusted Invested Amount                                 N/A    940,000,000.00                 N/A
Floating Allocation Percentage                                     N/A          76.9361%            23.0639%
Principal Allocation Percentage                                    N/A          76.9361%            23.0639%
Collections of Finance Chg. Receivables                  22,563,829.53     17,359,726.29        5,204,103.24
Collections of Principal Receivables                    302,853,029.12    233,003,253.51       69,849,775.62
Defaulted Amount                                          3,248,009.38      2,498,891.15          749,118.23

Ending Invested / Transferor Amounts                  1,233,839,714.19    940,000,000.00      293,839,714.19


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A           Class B             Interest            Total
--------------------------------------                      -------           -------             --------            -----

Principal Funding Account                                         0.00              0.00                0.00              0.00
Investment Proceeds for Monthly Period                            0.00              0.00                0.00              0.00
Reserve Account Opening Balance                                   0.00              0.00                0.00              0.00
Reserve Account Deposit                                           0.00              0.00                0.00              0.00
Reserve Draw Amount                                               0.00              0.00                0.00              0.00
Reserve Account Surplus                                           0.00              0.00                0.00              0.00
Reserve Account Closing Balance                                   0.00              0.00                0.00              0.00

LIBOR Determination Date                                April 12, 2006    April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                           5.0113%           5.2912%             5.4013%
Monthly Interest Due                                      3,022,618.96        309,479.33          375,146.82      3,707,245.11
Outstanding Monthly Interest Due                                  0.00              0.00                0.00              0.00
Additional Interest Due                                           0.00              0.00                0.00              0.00
Total Interest Due                                        3,022,618.96        309,479.33          375,146.82      3,707,245.11
Investor Default Amount                                   2,061,585.20        199,911.29          237,394.66      2,498,891.15
Investor Monthly Fees Due                                 1,292,500.00        125,333.33          148,833.33      1,566,666.67
Investor Additional Amounts Due
Total Due                                                 6,376,704.16        634,723.96          761,374.81      7,772,802.93

Reallocated Investor Finance Charge Collections                                                                  17,384,657.51
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       19.2670%
Base Rate                                                                                                              7.3138%
Excess Spread Percentage                                                                                              12.2705%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B            Interest            Total
--------------------------------------------                -------            -------            --------            -----

Beginning Certificates Balance                          775,500,000.00     75,200,000.00       89,300,000.00    940,000,000.00
Interest Distributions                                    3,022,618.96        309,479.33          375,146.82      3,707,245.11
Principal Deposits - Prin. Funding Account                        0.00              0.00                0.00              0.00
Principal Distributions                                           0.00              0.00                0.00              0.00
Total Distributions                                       3,022,618.96        309,479.33          375,146.82      3,707,245.11
Ending Certificates Balance                             775,500,000.00     75,200,000.00       89,300,000.00    940,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $375,146.82

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $375,146.82

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,342,342.44

          a.   Class A Monthly Interest:                                                         $3,022,618.96
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,061,585.20
          e.   Excess Spread:                                                                    $9,258,138.29

     2.   Class B Available Funds:                                                               $1,390,772.60

          a.   Class B Monthly Interest:                                                           $309,479.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,081,293.27

     3.   Collateral Available Funds:                                                            $1,651,542.46

          a.   Excess Spread:                                                                    $1,651,542.46

     4.   Total Excess Spread:                                                                  $11,990,974.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $302,853,029.12

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $233,003,253.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $233,003,253.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,498,891.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $235,502,144.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $235,502,144.65


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $11,990,974.02
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $199,911.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $375,146.82
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $237,394.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,611,854.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3137%
          b.   Prior Monthly Period                                                                    6.8299%
          c.   Second Prior Monthly Period                                                             6.9779%

     2.   Three Month Average Base Rate                                                                7.0405%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2670%
          b.   Prior Monthly Period                                                                   20.1303%
          c.   Second Prior Monthly Period                                                            19.5038%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6337%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XIII. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series        Total Investor          Transferors
A. Investor/Transferor Allocations                          Allocations        Interest               Interest
----------------------------------                          -----------     --------------          -----------
Beginning Invested /Transferor Amount                   1,195,797,838.02      920,000,000.00       275,797,838.02
Beginning Adjusted Invested Amount                                   N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                       N/A            76.9361%             23.0639%
Principal Allocation Percentage                                      N/A            76.9361%             23.0639%
Collections of Finance Chg. Receivables                    22,083,748.05       16,990,370.41         5,093,377.64
Collections of Principal Receivables                      296,409,347.65      228,045,737.47        68,363,610.18
Defaulted Amount                                            3,178,902.80        2,445,723.25           733,179.55

Ending Invested / Transferor Amounts                    1,207,587,805.38      920,000,000.00       287,587,805.38


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                          Class A             Class B           Interest                Total
--------------------------------------                          -------             -------           --------                -----

Principal Funding Account                                           0.00                0.00                 0.00              0.00
Investment Proceeds for Monthly Period                              0.00                0.00                 0.00              0.00
Reserve Account Opening Balance                                     0.00                0.00                 0.00              0.00
Reserve Account Deposit                                             0.00                0.00                 0.00              0.00
Reserve Draw Amount                                                 0.00                0.00                 0.00              0.00
Reserve Account Surplus                                             0.00                0.00                 0.00              0.00
Reserve Account Closing Balance                                     0.00                0.00                 0.00              0.00

LIBOR Determination Date                                  April 12, 2006      April 12, 2006       April 12, 2006
Coupon April 17, 2006 - May 14, 2006                             5.0113%             5.2813%              5.4013%
Monthly Interest Due                                        2,958,307.92          302,322.22           367,164.97      3,627,795.11
Outstanding Monthly Interest Due                                    0.00                0.00                 0.00              0.00
Additional Interest Due                                             0.00                0.00                 0.00              0.00
Total Interest Due                                          2,958,307.92          302,322.22           367,164.97      3,627,795.11
Investor Default Amount                                     2,017,721.68          195,657.86           232,343.71      2,445,723.25
Investor Monthly Fees Due                                   1,265,000.00          122,666.67           145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                                   6,241,029.60          620,646.75           745,175.35      7,606,851.70

Reallocated Investor Finance Charge Collections                                                                       17,014,198.73
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            19.2663%
Base Rate                                                                                                                   7.3129%
Excess Spread Percentage                                                                                                   12.2705%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A              Class B            Interest              Total
--------------------------------------------                  -------              -------            --------              -----

Beginning Certificates Balance                            759,000,000.00       73,600,000.00        87,400,000.00    920,000,000.00
Interest Distributions                                      2,958,307.92          302,322.22           367,164.97      3,627,795.11
Principal Deposits - Prin. Funding Account                          0.00                0.00                 0.00              0.00
Principal Distributions                                             0.00                0.00                 0.00              0.00
Total Distributions                                         2,958,307.92          302,322.22           367,164.97      3,627,795.11
Ending Certificates Balance                               759,000,000.00       73,600,000.00        87,400,000.00    920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.11

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.11

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $367,164.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $367,164.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,036,713.95

          a.   Class A Monthly Interest:                                                         $2,958,307.92
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,017,721.68
          e.   Excess Spread:                                                                    $9,060,684.36

     2.   Class B Available Funds:                                                               $1,361,135.90

          a.   Class B Monthly Interest:                                                           $302,322.22
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,058,813.68

     3.   Collateral Available Funds:                                                            $1,616,348.88

          a.   Excess Spread:                                                                   $1,616,348.88

     4.   Total Excess Spread:                                                                 $11,735,846.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $296,409,347.65

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $228,045,737.47

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $228,045,737.47

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,445,723.25

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $230,491,460.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $230,491,460.72


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $11,735,846.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $195,657.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $367,164.97
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $232,343.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,407,347.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3129%
          b.   Prior Monthly Period                                                                    6.8291%
          c.   Second Prior Monthly Period                                                             6.9771%

     2.   Three Month Average Base Rate                                                                7.0397%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2663%
          b.   Prior Monthly Period                                                                   20.1294%
          c.   Second Prior Monthly Period                                                            19.5030%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6329%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XV. Series 2002-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                              Series       Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations        Interest          Interest
----------------------------------                         -----------     --------------      -----------
Beginning Invested /Transferor Amount                   779,868,155.23     600,000,000.00     179,868,155.23
Beginning Adjusted Invested Amount                                 N/A     600,000,000.00                N/A
Floating Allocation Percentage                                     N/A           76.9361%           23.0639%
Principal Allocation Percentage                                    N/A           76.9361%           23.0639%
Collections of Finance Chg. Receivables                  14,402,444.38      11,080,676.35       3,321,768.02
Collections of Principal Receivables                    193,310,444.12     148,725,480.96      44,584,963.16
Defaulted Amount                                          2,073,197.48       1,595,036.90         478,160.58

Ending Invested / Transferor Amounts                    787,557,264.38     600,000,000.00     187,557,264.38


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A            Class B            Interest               Total
--------------------------------------                      -------            -------            --------               -----

Principal Funding Account                                         0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                 0.00
Reserve Account Opening Balance                                   0.00               0.00               0.00                 0.00
Reserve Account Deposit                                           0.00               0.00               0.00                 0.00
Reserve Draw Amount                                               0.00               0.00               0.00                 0.00
Reserve Account Surplus                                           0.00               0.00               0.00                 0.00
Reserve Account Closing Balance                                   0.00               0.00               0.00                 0.00

LIBOR Determination Date                                April 12, 2006     April 12, 2006     April 12, 2006
Coupon April 17, 2006 - May 14, 2006                           5.0713%            5.3513%            5.4013%
Monthly Interest Due                                      1,952,431.25         199,780.00         239,455.42         2,391,666.67
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                 0.00
Additional Interest Due                                           0.00               0.00               0.00                 0.00
Total Interest Due                                        1,952,431.25         199,780.00         239,455.42         2,391,666.67
Investor Default Amount                                   1,315,905.44         127,602.95         151,528.51         1,595,036.90
Investor Monthly Fees Due                                   825,000.00          80,000.00          95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,093,336.69         407,382.95         485,983.92         4,986,703.57

Reallocated Investor Finance Charge Collections                                                                     11,121,929.90
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.3184%
Base Rate                                                                                                                 7.3688%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A          Class B            Interest               Total
--------------------------------------------                -------          -------            --------               -----

Beginning Certificates Balance                          495,000,000.00      48,000,000.00      57,000,000.00       600,000,000.00
Interest Distributions                                    1,952,431.25         199,780.00         239,455.42         2,391,666.67
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                 0.00
Principal Distributions                                           0.00               0.00               0.00                 0.00
Total Distributions                                       1,952,431.25         199,780.00         239,455.42         2,391,666.67
Ending Certificates Balance                             495,000,000.00      48,000,000.00      57,000,000.00       600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.94

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.94

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $239,455.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $239,455.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,175,592.17

          a.   Class A Monthly Interest:                                                         $1,952,431.25
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,315,905.44
          e.   Excess Spread:                                                                    $5,907,255.47

     2.   Class B Available Funds:                                                                 $889,754.39

          a.   Class B Monthly Interest:                                                           $199,780.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $689,974.39

     3.   Collateral Available Funds:                                                            $1,056,583.34

          a.   Excess Spread:                                                                    $1,056,583.34

     4.   Total Excess Spread:                                                                   $7,653,813.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $193,310,444.12

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $148,725,480.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $148,725,480.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,595,036.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $150,320,517.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $150,320,517.86


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $7,653,813.20
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $127,602.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $239,455.42
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $151,528.51
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,135,226.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3688%
          b.   Prior Monthly Period                                                                    6.8850%
          c.   Second Prior Monthly Period                                                             7.0329%

     2.   Three Month Average Base Rate                                                                7.0956%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3184%
          b.   Prior Monthly Period                                                                   20.1909%
          c.   Second Prior Monthly Period                                                            19.5552%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6882%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVI. Series 2002-6 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                          Series      Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations        Interest           Interest
----------------------------------                     -----------    --------------       -----------
Beginning Invested /Transferor Amount                935,841,786.28    720,000,000.00      215,841,786.28
Beginning Adjusted Invested Amount                              N/A    720,000,000.00                 N/A
Floating Allocation Percentage                                  N/A          76.9361%            23.0639%
Principal Allocation Percentage                                 N/A          76.9361%            23.0639%
Collections of Finance Chg. Receivables               17,282,933.25     13,296,811.62        3,986,121.63
Collections of Principal Receivables                 231,972,532.95    178,470,577.15       53,501,955.79
Defaulted Amount                                       2,487,836.97      1,914,044.28          573,792.69

Ending Invested / Transferor Amounts                 945,068,717.25    720,000,000.00      225,068,717.25


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A           Class B             Interest                Total
--------------------------------------                   -------           -------             --------                -----

Principal Funding Account                                      0.00              0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00              0.00                0.00                  0.00
Reserve Account Opening Balance                                0.00              0.00                0.00                  0.00
Reserve Account Deposit                                        0.00              0.00                0.00                  0.00
Reserve Draw Amount                                            0.00              0.00                0.00                  0.00
Reserve Account Surplus                                        0.00              0.00                0.00                  0.00
Reserve Account Closing Balance                                0.00              0.00                0.00                  0.00

LIBOR Determination Date                             April 12, 2006    April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        5.0412%           5.3513%             5.4013%
Monthly Interest Due                                   2,329,057.50        239,736.00          287,346.50          2,856,140.00
Outstanding Monthly Interest Due                               0.00              0.00                0.00                  0.00
Additional Interest Due                                        0.00              0.00                0.00                  0.00
Total Interest Due                                     2,329,057.50        239,736.00          287,346.50          2,856,140.00
Investor Default Amount                                1,579,086.53        153,123.54          181,834.21          1,914,044.28
Investor Monthly Fees Due                                990,000.00         96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,898,144.03        488,859.54          583,180.71          5,970,184.28

Reallocated Investor Finance Charge Collections                                                                   13,332,455.88
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        19.2950%
Base Rate                                                                                                               7.3437%
Excess Spread Percentage                                                                                               12.2705%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions             Class A         Class B             Interest                Total
--------------------------------------------             -------         -------             --------                -----

Beginning Certificates Balance                       594,000,000.00     57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                 2,329,057.50        239,736.00          287,346.50          2,856,140.00
Principal Deposits - Prin. Funding Account                     0.00              0.00                0.00                  0.00
Principal Distributions                                        0.00              0.00                0.00                  0.00
Total Distributions                                    2,329,057.50        239,736.00          287,346.50          2,856,140.00
Ending Certificates Balance                          594,000,000.00     57,600,000.00       68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.92

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.92

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.16

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.16

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $287,346.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $287,346.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,999,276.10

          a.   Class A Monthly Interest:                                                         $2,329,057.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,579,086.53
          e.   Excess Spread:                                                                    $7,091,132.07

     2.   Class B Available Funds:                                                               $1,066,596.47

          a.   Class B Monthly Interest:                                                           $239,736.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $826,860.47

     3.   Collateral Available Funds:                                                            $1,266,583.31

          a.   Excess Spread:                                                                    $1,266,583.31

     4.   Total Excess Spread:                                                                   $9,184,575.84

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $231,972,532.95

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $178,470,577.15

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $178,470,577.15

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,914,044.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $180,384,621.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $180,384,621.44


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $9,184,575.84
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $153,123.54
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $287,346.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $181,834.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,362,271.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3437%
          b.   Prior Monthly Period                                                                    6.8599%
          c.   Second Prior Monthly Period                                                             7.0079%

     2.   Three Month Average Base Rate                                                                7.0705%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2950%
          b.   Prior Monthly Period                                                                   20.1633%
          c.   Second Prior Monthly Period                                                            19.5318%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6633%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVII. Series 2003-1 Certificates

----------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor     Transferors
A. Investor/Transferor Allocations                      Allocations         Interest         Interest
----------------------------------                      -----------     --------------     -----------
Beginning Invested /Transferor Amount               1,195,797,838.02    920,000,000.00    275,797,838.02
Beginning Adjusted Invested Amount                               N/A    920,000,000.00               N/A
Floating Allocation Percentage                                   N/A          76.9361%          23.0639%
Principal Allocation Percentage                                  N/A          76.9361%          23.0639%
Collections of Finance Chg. Receivables                22,083,748.05     16,990,370.41      5,093,377.64
Collections of Principal Receivables                  296,409,347.65    228,045,737.47     68,363,610.18
Defaulted Amount                                        3,178,902.80      2,445,723.25        733,179.55

Ending Invested / Transferor Amounts                1,207,587,805.38    920,000,000.00    287,587,805.38


----------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                   Class A           Class B           Interest             Total
--------------------------------------                   -------           -------           --------             -----

Principal Funding Account                                       0.00              0.00              0.00               0.00
Investment Proceeds for Monthly Period                          0.00              0.00              0.00               0.00
Reserve Account Opening Balance                                 0.00              0.00              0.00               0.00
Reserve Account Deposit                                         0.00              0.00              0.00               0.00
Reserve Draw Amount                                             0.00              0.00              0.00               0.00
Reserve Account Surplus                                         0.00              0.00              0.00               0.00
Reserve Account Closing Balance                                 0.00              0.00              0.00               0.00

LIBOR Determination Date                              April 12, 2006    April 12, 2006    April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         5.0113%           5.3013%           5.4013%
Monthly Interest Due                                    2,958,307.92        303,467.11        367,164.97       3,628,940.00
Outstanding Monthly Interest Due                                0.00              0.00              0.00               0.00
Additional Interest Due                                         0.00              0.00              0.00               0.00
Total Interest Due                                      2,958,307.92        303,467.11        367,164.97       3,628,940.00
Investor Default Amount                                 2,017,721.68        195,657.86        232,343.71       2,445,723.25
Investor Monthly Fees Due                               1,265,000.00        122,666.67        145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,241,029.60        621,791.64        745,175.35       7,607,996.58

Reallocated Investor Finance Charge Collections                                                               17,015,343.62
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                            0.00
Series Adjusted Portfolio Yield                                                                                    19.2678%
Base Rate                                                                                                           7.3146%
Excess Spread Percentage                                                                                           12.2705%

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions             Class A         Class B           Interest             Total
--------------------------------------------             -------         -------           --------             -----

Beginning Certificates Balance                        759,000,000.00     73,600,000.00     87,400,000.00     920,000,000.00
Interest Distributions                                  2,958,307.92        303,467.11        367,164.97       3,628,940.00
Principal Deposits - Prin. Funding Account                      0.00              0.00              0.00               0.00
Principal Distributions                                         0.00              0.00              0.00               0.00
Total Distributions                                     2,958,307.92        303,467.11        367,164.97       3,628,940.00
Ending Certificates Balance                           759,000,000.00     73,600,000.00     87,400,000.00     920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.12

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.12

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $367,164.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $367,164.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,037,658.49

          a.   Class A Monthly Interest:                                                         $2,958,307.92
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,017,721.68
          e.   Excess Spread:                                                                    $9,061,628.89

     2.   Class B Available Funds:                                                               $1,361,227.49

          a.   Class B Monthly Interest:                                                           $303,467.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,057,760.38

     3.   Collateral Available Funds:                                                            $1,616,457.64

          a.   Excess Spread:                                                                    $1,616,457.64

     4.   Total Excess Spread:                                                                  $11,735,846.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $296,409,347.65

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $228,045,737.47

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $228,045,737.47

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,445,723.25

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $230,491,460.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $230,491,460.72


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $11,735,846.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $195,657.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $367,164.97
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $232,343.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,407,347.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3146%
          b.   Prior Monthly Period                                                                    6.8308%
          c.   Second Prior Monthly Period                                                             6.9787%

     2.   Three Month Average Base Rate                                                                7.0413%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2678%
          b.   Prior Monthly Period                                                                   20.1312%
          c.   Second Prior Monthly Period                                                            19.5046%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6345%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XVIII. Series 2003-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor     Transferors
A. Investor/Transferor Allocations                     Allocations          Interest         Interest
----------------------------------                     -----------       --------------     -----------
Beginning Invested /Transferor Amount               1,429,758,284.59    1,100,000,000.00    329,758,284.59
Beginning Adjusted Invested Amount                               N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                   N/A            76.9361%          23.0639%
Principal Allocation Percentage                                  N/A            76.9361%          23.0639%
Collections of Finance Chg. Receivables                26,404,481.36       20,314,573.32      6,089,908.04
Collections of Principal Receivables                  354,402,480.89      272,663,381.76     81,739,099.13
Defaulted Amount                                        3,800,862.04        2,924,234.32        876,627.72

Ending Invested / Transferor Amounts                1,443,854,984.69    1,100,000,000.00    343,854,984.69


---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A             Class B           Interest                Total
--------------------------------------                  -------             -------           --------                -----

Principal Funding Account                                       0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00              0.00                  0.00
Reserve Account Opening Balance                                 0.00                0.00              0.00                  0.00
Reserve Account Deposit                                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                             0.00                0.00              0.00                  0.00
Reserve Account Surplus                                         0.00                0.00              0.00                  0.00
Reserve Account Closing Balance                                 0.00                0.00              0.00                  0.00

LIBOR Determination Date                              April 12, 2006      April 12, 2006    April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         5.0113%             5.2713%           5.4013%
Monthly Interest Due                                    3,537,107.29          360,787.78        439,001.60          4,336,896.67
Outstanding Monthly Interest Due                                0.00                0.00              0.00                  0.00
Additional Interest Due                                         0.00                0.00              0.00                  0.00
Total Interest Due                                      3,537,107.29          360,787.78        439,001.60          4,336,896.67
Investor Default Amount                                 2,412,493.32          233,938.75        277,802.26          2,924,234.32
Investor Monthly Fees Due                               1,512,500.00          146,666.67        174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,462,100.61          741,393.19        890,970.52          9,094,464.32

Reallocated Investor Finance Charge Collections                                                                    20,342,379.26
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.2655%
Base Rate                                                                                                                7.3121%
Excess Spread Percentage                                                                                                12.2705%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A             Class B           Interest              Total
--------------------------------------------             -------             -------           --------              -----

Beginning Certificates Balance                        907,500,000.00       88,000,000.00    104,500,000.00      1,100,000,000.00
Interest Distributions                                  3,537,107.29          360,787.78        439,001.60          4,336,896.67
Principal Deposits - Prin. Funding Account                      0.00                0.00              0.00                  0.00
Principal Distributions                                         0.00                0.00              0.00                  0.00
Total Distributions                                     3,537,107.29          360,787.78        439,001.60          4,336,896.67
Ending Certificates Balance                           907,500,000.00       88,000,000.00    104,500,000.00      1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.10

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.10

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $439,001.60

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $439,001.60

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,782,462.89

          a.   Class A Monthly Interest:                                                         $3,537,107.29
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,412,493.32
          e.   Excess Spread:                                                                   $10,832,862.28

     2.   Class B Available Funds:                                                               $1,627,390.34

          a.   Class B Monthly Interest:                                                           $360,787.78
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,266,602.56

     3.   Collateral Available Funds:                                                            $1,932,526.03

          a.   Excess Spread:                                                                    $1,932,526.03

     4.   Total Excess Spread:                                                                  $14,031,990.87

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $354,402,480.89

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $272,663,381.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $272,663,381.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,924,234.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $275,587,616.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $275,587,616.08


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $14,031,990.87
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $233,938.75
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $439,001.60
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $277,802.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $11,247,914.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3121%
          b.   Prior Monthly Period                                                                    6.8283%
          c.   Second Prior Monthly Period                                                             6.9763%

     2.   Three Month Average Base Rate                                                                7.0389%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2655%
          b.   Prior Monthly Period                                                                   20.1285%
          c.   Second Prior Monthly Period                                                            19.5023%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6321%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XIX. Series 2003-3 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor     Transferors
A. Investor/Transferor Allocations                      Allocations       Interest          Interest
----------------------------------                      -----------    --------------     -----------
Beginning Invested /Transferor Amount                974,835,194.04    750,000,000.00    224,835,194.04
Beginning Adjusted Invested Amount                              N/A    750,000,000.00               N/A
Floating Allocation Percentage                                  N/A          76.9361%          23.0639%
Principal Allocation Percentage                                 N/A          76.9361%          23.0639%
Collections of Finance Chg. Receivables               18,003,055.47     13,850,845.44      4,152,210.03
Collections of Principal Receivables                 241,638,055.15    185,906,851.20     55,731,203.95
Defaulted Amount                                       2,591,496.85      1,993,796.13        597,700.72

Ending Invested / Transferor Amounts                 984,446,580.47    750,000,000.00    234,446,580.47


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                   Class A            Class B           Interest             Total
--------------------------------------                   -------            -------           --------             -----

Principal Funding Account                                      0.00              0.00              0.00               0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00               0.00
Reserve Account Opening Balance                                0.00              0.00              0.00               0.00
Reserve Account Deposit                                        0.00              0.00              0.00               0.00
Reserve Draw Amount                                            0.00              0.00              0.00               0.00
Reserve Account Surplus                                        0.00              0.00              0.00               0.00
Reserve Account Closing Balance                                0.00              0.00              0.00               0.00

LIBOR Determination Date                             April 12, 2006    April 12, 2006    April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        5.0113%           5.2512%           5.4013%
Monthly Interest Due                                   2,411,664.06        245,058.33        299,319.27       2,956,041.67
Outstanding Monthly Interest Due                               0.00              0.00              0.00               0.00
Additional Interest Due                                        0.00              0.00              0.00               0.00
Total Interest Due                                     2,411,664.06        245,058.33        299,319.27       2,956,041.67
Investor Default Amount                                1,644,881.81        159,503.69        189,410.63       1,993,796.13
Investor Monthly Fees Due                              1,031,250.00        100,000.00        118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,087,795.87        504,562.02        607,479.90       6,199,837.80

Reallocated Investor Finance Charge Collections                                                              13,868,870.71
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   19.2640%
Base Rate                                                                                                          7.3105%
Excess Spread Percentage                                                                                          12.2705%

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions             Class A            Class B         Interest               Total
--------------------------------------------             -------            -------         --------               -----

Beginning Certificates Balance                       618,750,000.00     60,000,000.00     71,250,000.00     750,000,000.00
Interest Distributions                                 2,411,664.06        245,058.33        299,319.27       2,956,041.67
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00               0.00
Principal Distributions                                        0.00              0.00              0.00               0.00
Total Distributions                                    2,411,664.06        245,058.33        299,319.27       2,956,041.67
Ending Certificates Balance                          618,750,000.00     60,000,000.00     71,250,000.00     750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.90

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.90

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $299,319.27

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $299,319.27

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,441,818.33

          a.   Class A Monthly Interest:                                                         $2,411,664.06
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,644,881.81
          e.   Excess Spread:                                                                    $7,385,272.46

     2.   Class B Available Funds:                                                               $1,109,509.66

          a.   Class B Monthly Interest:                                                           $245,058.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $864,451.32

     3.   Collateral Available Funds:                                                            $1,317,542.72

          a.   Excess Spread:                                                                    $1,317,542.72

     4.   Total Excess Spread:                                                                   $9,567,266.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $241,638,055.15

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $185,906,851.20

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,906,851.20

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,993,796.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $187,900,647.33

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $187,900,647.33


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $9,567,266.50
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $159,503.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $299,319.27
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $189,410.63
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,669,032.91

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3105%
          b.   Prior Monthly Period                                                                    6.8267%
          c.   Second Prior Monthly Period                                                             6.9747%

     2.   Three Month Average Base Rate                                                                7.0373%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2640%
          b.   Prior Monthly Period                                                                   20.1267%
          c.   Second Prior Monthly Period                                                            19.5008%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6305%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XX. Series 2003-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------      --------------       -----------
Beginning Invested /Transferor Amount                  883,850,575.93     680,000,000.00      203,850,575.93
Beginning Adjusted Invested Amount                                N/A     680,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           76.9361%            23.0639%
Principal Allocation Percentage                                   N/A           76.9361%            23.0639%
Collections of Finance Chg. Receivables                 16,322,770.30      12,568,889.87        3,764,670.43
Collections of Principal Receivables                   219,085,170.00     168,555,545.09       50,529,624.91
Defaulted Amount                                         2,349,623.81       1,807,708.49          541,915.32

Ending Invested / Transferor Amounts                   892,564,899.63     680,000,000.00      212,564,899.63


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A          Class B             Interest              Total
--------------------------------------                      -------          -------             --------              -----

Principal Funding Account                                        0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                           0.00               0.00                0.00                0.00
Reserve Account Opening Balance                                  0.00               0.00                0.00                0.00
Reserve Account Deposit                                          0.00               0.00                0.00                0.00
Reserve Draw Amount                                              0.00               0.00                0.00                0.00
Reserve Account Surplus                                          0.00               0.00                0.00                0.00
Reserve Account Closing Balance                          2,941,000.00               0.00                0.00        2,941,000.00

LIBOR Determination Date                               April 12, 2006     April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                          1.6900%            1.9000%             5.8013%
Monthly Interest Due                                       828,381.67          64,600.00          230,116.25        1,123,097.92
Outstanding Monthly Interest Due                                 0.00               0.00                0.00                0.00
Additional Interest Due                                          0.00               0.00                0.00                0.00
Total Interest Due                                         828,381.67          64,600.00          230,116.25        1,123,097.92
Investor Default Amount                                  1,563,667.84         108,462.51          135,578.14        1,807,708.49
Investor Monthly Fees Due                                  980,333.33          68,000.00           85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                                3,372,382.84         241,062.51          450,694.39        4,064,139.74

Reallocated Investor Finance Charge Collections                                                                    11,912,334.72
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                            10,790.00
Series Adjusted Portfolio Yield                                                                                         18.0987%
Base Rate                                                                                                                4.3256%
Excess Spread Percentage                                                                                                13.8688%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A          Class B             Interest              Total
--------------------------------------------               -------          -------             --------              -----

Beginning Certificates Balance                         588,200,000.00      40,800,000.00       51,000,000.00      680,000,000.00
Interest Distributions                                     828,381.67          64,600.00          230,116.25        1,123,097.92
Principal Deposits - Prin. Funding Account                       0.00               0.00                0.00                0.00
Principal Distributions                                          0.00               0.00                0.00                0.00
Total Distributions                                        828,381.67          64,600.00          230,116.25        1,123,097.92
Ending Certificates Balance                            588,200,000.00      40,800,000.00       51,000,000.00      680,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $230,116.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $230,116.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                              $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,313,502.89

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,563,667.84
          e.   Excess Spread:                                                                    $7,921,453.38

     2.   Class B Available Funds:                                                                 $715,387.48

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $650,787.48

     3.   Collateral Available Funds:                                                              $894,234.35

          a.   Excess Spread:                                                                      $894,234.35

     4.   Total Excess Spread:                                                                   $9,466,475.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $219,085,170.00

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $168,555,545.09

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $168,555,545.09

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,807,708.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,363,253.58

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,363,253.58


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $9,466,475.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $108,462.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $230,116.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $135,578.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,858,984.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  4.3256%
          b.   Prior Monthly Period                                                                    3.7255%
          c.   Second Prior Monthly Period                                                             4.3004%

     2.   Three Month Average Base Rate                                                                4.1172%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.0987%
          b.   Prior Monthly Period                                                                   18.9618%
          c.   Second Prior Monthly Period                                                            17.9202%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         18.3269%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXI. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations              Interest               Interest
----------------------------------                  -----------              --------               --------
Beginning Invested /Transferor Amount            1,039,824,206.97          800,000,000.00        239,824,206.97
Beginning Adjusted Invested Amount                            N/A          800,000,000.00                   N/A
Floating Allocation Percentage                                N/A                76.9361%              23.0639%
Principal Allocation Percentage                               N/A                76.9361%              23.0639%
Collections of Finance Chg. Receivables             19,203,259.17           14,774,235.14          4,429,024.03
Collections of Principal Receivables               257,747,258.83          198,300,641.28         59,446,617.55
Defaulted Amount                                     2,764,263.30            2,126,715.87            637,547.43

Ending Invested / Transferor Amounts             1,050,076,352.50          800,000,000.00        250,076,352.50


-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                     Collateral
B. Monthly Period Funding Requirements                 Class A                  Class B               Interest            Total
--------------------------------------                 -------                  -------               --------            -----
Principal Funding Account                                    0.00                    0.00                  0.00               0.00
Investment Proceeds for Monthly Period                       0.00                    0.00                  0.00               0.00
Reserve Account Opening Balance                              0.00                    0.00                  0.00               0.00
Reserve Account Deposit                                      0.00                    0.00                  0.00               0.00
Reserve Draw Amount                                          0.00                    0.00                  0.00               0.00
Reserve Account Surplus                                      0.00                    0.00                  0.00               0.00
Reserve Account Closing Balance                              0.00                    0.00                  0.00               0.00

LIBOR Determination Date                           April 12, 2006          April 12, 2006        April 12, 2006
Coupon April 17, 2006 - May 14, 2006                      4.9813%                 5.1513%               5.4512%
Monthly Interest Due                                 2,588,036.11              240,391.67            305,270.00       3,133,697.78
Outstanding Monthly Interest Due                             0.00                    0.00                  0.00               0.00
Additional Interest Due                                      0.00                    0.00                  0.00               0.00
Total Interest Due                                   2,588,036.11              240,391.67            305,270.00       3,133,697.78
Investor Default Amount                              1,775,807.75              159,503.69            191,404.43       2,126,715.87
Investor Monthly Fees Due                            1,113,333.33              100,000.00            120,000.00       1,333,333.33
Investor Additional Amounts Due
Total Due                                            5,477,177.20              499,895.36            616,674.43       6,593,746.98

Reallocated Investor Finance
 Charge Collections                                                                                                  14,774,048.75
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.2345%
Base Rate                                                                                                                  7.2789%
Excess Spread Percentage                                                                                                  12.2705%

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Collateral
C. Certificates - Balances and Distributions           Class A                  Class B               Interest            Total
--------------------------------------------           -------                  -------               --------            -----
Beginning Certificates Balance                     668,000,000.00           60,000,000.00         72,000,000.00     800,000,000.00
Interest Distributions                               2,588,036.11              240,391.67            305,270.00       3,133,697.78
Principal Deposits - Prin. Funding Account                   0.00                    0.00                  0.00               0.00
Principal Distributions                                      0.00                    0.00                  0.00               0.00
Total Distributions                                  2,588,036.11              240,391.67            305,270.00       3,133,697.78
Ending Certificates Balance                        668,000,000.00           60,000,000.00         72,000,000.00     800,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                            $3.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                         $3.87

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                       $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                        $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                        $4.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                                         $4.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                            $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                     $8,485,571.77

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                      $305,270.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                           $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                        $8,180,301.77

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                             $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,336,330.71

          a.   Class A Monthly Interest:                                                         $2,588,036.11
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,775,807.75
          e.   Excess Spread:                                                                    $7,972,486.85

     2.   Class B Available Funds:                                                               $1,108,053.66

          a.   Class B Monthly Interest:                                                           $240,391.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $867,661.99

     3.   Collateral Available Funds:                                                            $1,329,664.39

          a.   Excess Spread:                                                                    $1,329,664.39

     4.   Total Excess Spread:                                                                  $10,169,813.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $257,747,258.83

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $198,300,641.28

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $198,300,641.28

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,126,715.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $200,427,357.15

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $200,427,357.15



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                        $10,169,813.22
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.     Applied to fund Class B overdue Interest:                                                    $0.00
     6.   Applied to fund Class B Required Amount:                                                 $159,503.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $305,270.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $191,404.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,180,301.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2789%
          b.   Prior Monthly Period                                                                    6.7951%
          c.   Second Prior Monthly Period                                                             6.9430%

     2.   Three Month Average Base Rate                                                                7.0056%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2345%
          b.   Prior Monthly Period                                                                   20.0919%
          c.   Second Prior Monthly Period                                                            19.4713%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5992%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXII. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Series              Total Investor           Transferors
A. Investor/Transferor Allocations                Allocations               Interest                Interest
----------------------------------                -----------               --------                --------
Beginning Invested /Transferor Amount           519,912,103.49          400,000,000.00        119,912,103.49
Beginning Adjusted Invested Amount                         N/A          400,000,000.00                   N/A
Floating Allocation Percentage                             N/A                76.9361%              23.0639%
Principal Allocation Percentage                            N/A                76.9361%              23.0639%
Collections of Finance Chg. Receivables           9,601,629.59            7,387,117.57          2,214,512.02
Collections of Principal Receivables            128,873,629.41           99,150,320.64         29,723,308.77
Defaulted Amount                                  1,382,131.65            1,063,357.94            318,773.72

Ending Invested / Transferor Amounts            525,038,176.25          400,000,000.00        125,038,176.25


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
B. Monthly Period Funding Requirements             Class A                  Class B               Interest              Total
--------------------------------------             -------                  -------               --------              -----
Principal Funding Account                                 0.00                    0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                    0.00                    0.00                  0.00                 0.00
Reserve Account Opening Balance                           0.00                    0.00                  0.00                 0.00
Reserve Account Deposit                                   0.00                    0.00                  0.00                 0.00
Reserve Draw Amount                                       0.00                    0.00                  0.00                 0.00
Reserve Account Surplus                                   0.00                    0.00                  0.00                 0.00
Reserve Account Closing Balance                           0.00                    0.00                  0.00                 0.00

LIBOR Determination Date                        April 12, 2006          April 12, 2006        April 12, 2006
Coupon April 17, 2006 - May 14, 2006                   5.0713%                 5.2713%               5.5713%
Monthly Interest Due                              1,317,398.06              122,995.83            155,995.00         1,596,388.89
Outstanding Monthly Interest Due                          0.00                    0.00                  0.00                 0.00
Additional Interest Due                                   0.00                    0.00                  0.00                 0.00
Total Interest Due                                1,317,398.06              122,995.83            155,995.00         1,596,388.89
Investor Default Amount                             887,903.88               79,751.85             95,702.21         1,063,357.94
Investor Monthly Fees Due                           556,666.67               50,000.00             60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                         2,761,968.60              252,747.68            311,697.21         3,326,413.49

Reallocated Investor Finance
 Charge Collections                                                                                                  7,416,564.38
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.3243%
Base Rate                                                                                                                 7.3751%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                  Class B               Interest              Total
--------------------------------------------       -------                  -------               --------              -----
Beginning Certificates Balance                  334,000,000.00           30,000,000.00         36,000,000.00       400,000,000.00
Interest Distributions                            1,317,398.06              122,995.83            155,995.00         1,596,388.89
Principal Deposits - Prin. Funding Account                0.00                    0.00                  0.00                 0.00
Principal Distributions                                   0.00                    0.00                  0.00                 0.00
Total Distributions                               1,317,398.06              122,995.83            155,995.00         1,596,388.89
Ending Certificates Balance                     334,000,000.00           30,000,000.00         36,000,000.00       400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                 $3.94

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                             $3.94

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                    $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                            $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                            $4.10

     2.   Amount of the distribution in
          respect of class B monthly interest:                                             $4.10

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                    $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,246,145.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $155,995.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,090,150.89

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,192,831.25

          a.   Class A Monthly Interest:                                                         $1,317,398.06
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $887,903.88
          e.   Excess Spread:                                                                    $3,987,529.32

     2.   Class B Available Funds:                                                                 $556,242.33

          a.   Class B Monthly Interest:                                                           $122,995.83
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $433,246.49

     3.   Collateral Available Funds:                                                              $667,490.79

          a.   Excess Spread:                                                                      $667,490.79

     4.   Total Excess Spread:                                                                   $5,088,266.61

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $128,873,629.41

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                          $99,150,320.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $99,150,320.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,063,357.94

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $100,213,678.58

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $100,213,678.58



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $5,088,266.61
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $79,751.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $155,995.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $95,702.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $4,090,150.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.3751%
          b.   Prior Monthly Period                                                                    6.8913%
          c.   Second Prior Monthly Period                                                             7.0393%

     2.   Three Month Average Base Rate                                                                7.1019%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.3243%
          b.   Prior Monthly Period                                                                   20.1978%
          c.   Second Prior Monthly Period                                                            19.5611%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6944%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXIII. Series 2004-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor           Transferors
A. Investor/Transferor Allocations                  Allocations             Interest                Interest
----------------------------------                  -----------             --------                --------
Beginning Invested /Transferor Amount              779,868,155.23        600,000,000.00        179,868,155.23
Beginning Adjusted Invested Amount                            N/A        600,000,000.00                   N/A
Floating Allocation Percentage                                N/A              76.9361%              23.0639%
Principal Allocation Percentage                               N/A              76.9361%              23.0639%
Collections of Finance Chg. Receivables             14,402,444.38         11,080,676.35          3,321,768.02
Collections of Principal Receivables               193,310,444.12        148,725,480.96         44,584,963.16
Defaulted Amount                                     2,073,197.48          1,595,036.90            478,160.58

Ending Invested / Transferor Amounts               787,557,264.38        600,000,000.00        187,557,264.38


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                Class B               Interest             Total
--------------------------------------                -------                -------               --------             -----
Principal Funding Account                                    0.00                  0.00                  0.00                0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                0.00
Reserve Account Opening Balance                              0.00                  0.00                  0.00                0.00
Reserve Account Deposit                                      0.00                  0.00                  0.00                0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                0.00
Reserve Account Closing Balance                              0.00                  0.00                  0.00                0.00

LIBOR Determination Date                           April 12, 2006        April 12, 2006        April 12, 2006
Coupon April 17, 2006 - May 14, 2006                      4.3500%               4.5500%               5.3712%
Monthly Interest Due                                 1,892,250.00            113,750.00            200,526.67        2,206,526.67
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                0.00
Additional Interest Due                                      0.00                  0.00                  0.00                0.00
Total Interest Due                                   1,892,250.00            113,750.00            200,526.67        2,206,526.67
Investor Default Amount                              1,387,682.11             79,751.85            127,602.95        1,595,036.90
Investor Monthly Fees Due                              870,000.00             50,000.00             80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,149,932.11            243,501.85            408,129.62        4,801,563.57

Reallocated Investor Finance
 Charge Collections                                                                                                 11,726,441.50
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          20.5442%
Base Rate                                                                                                                 6.9666%
Excess Spread Percentage                                                                                                 13.8498%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                Class B               Interest             Total
--------------------------------------------          -------                -------               --------             -----
Beginning Certificates Balance                     522,000,000.00         30,000,000.00         48,000,000.00      600,000,000.00
Interest Distributions                               1,892,250.00            113,750.00            200,526.67        2,206,526.67
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                0.00
Principal Distributions                                      0.00                  0.00                  0.00                0.00
Total Distributions                                  1,892,250.00            113,750.00            200,526.67        2,206,526.67
Ending Certificates Balance                        522,000,000.00         30,000,000.00         48,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                          $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                 $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                         $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                         $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                          $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                 $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,125,404.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $200,526.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,924,877.93

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,202,004.10

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,387,682.11
          e.   Excess Spread:                                                                    $6,922,072.00

     2.   Class B Available Funds:                                                                 $586,322.07

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $472,572.07

     3.   Collateral Available Funds:                                                              $938,115.32

          a.   Excess Spread:                                                                      $938,115.32

     4.   Total Excess Spread:                                                                   $8,332,759.39

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $193,310,444.12

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $148,725,480.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $148,725,480.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,595,036.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $150,320,517.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $150,320,517.86



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $8,332,759.39
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $79,751.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $200,526.67
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $127,602.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,924,877.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9666%
          b.   Prior Monthly Period                                                                    5.9647%
          c.   Second Prior Monthly Period                                                             6.9397%

     2.   Three Month Average Base Rate                                                                6.6236%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.5442%
          b.   Prior Monthly Period                                                                   21.4029%
          c.   Second Prior Monthly Period                                                            20.3835%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         20.7769%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXIV. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest               Interest
----------------------------------                   -----------             --------               --------
Beginning Invested /Transferor Amount             1,429,758,284.59      1,100,000,000.00       329,758,284.59
Beginning Adjusted Invested Amount                             N/A      1,100,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              76.9361%             23.0639%
Principal Allocation Percentage                                N/A              76.9361%             23.0639%
Collections of Finance Chg. Receivables              26,404,481.36         20,314,573.32         6,089,908.04
Collections of Principal Receivables                354,402,480.89        272,663,381.76        81,739,099.13
Defaulted Amount                                      3,800,862.04          2,924,234.32           876,627.72

Ending Invested / Transferor Amounts              1,443,854,984.69      1,100,000,000.00       343,854,984.69

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                 Class A                Class B              Interest              Total
--------------------------------------                 -------                -------              --------              -----
Principal Funding Account                                     0.00                  0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                 0.00
Reserve Account Opening Balance                               0.00                  0.00                 0.00                 0.00
Reserve Account Deposit                                       0.00                  0.00                 0.00                 0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                 0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                 0.00
Reserve Account Closing Balance                               0.00                  0.00                 0.00                 0.00

LIBOR Determination Date                            April 12, 2006        April 12, 2006       April 12, 2006
Coupon April 17, 2006 - May 14, 2006                       4.9913%               5.1813%              5.3712%
Monthly Interest Due                                  3,565,693.54            332,463.54           413,586.25         4,311,743.33
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                 0.00
Additional Interest Due                                       0.00                  0.00                 0.00                 0.00
Total Interest Due                                    3,565,693.54            332,463.54           413,586.25         4,311,743.33
Investor Default Amount                               2,441,735.66            219,317.57           263,181.09         2,924,234.32
Investor Monthly Fees Due                             1,530,833.33            137,500.00           165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,538,262.53            689,281.12           841,767.34         9,069,310.99

Reallocated Investor Finance
 Charge Collections                                                                                                  20,317,225.92
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.2377%
Base Rate                                                                                                                  7.2823%
Excess Spread Percentage                                                                                                  12.2705%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions           Class A                Class B              Interest              Total
--------------------------------------------           -------                -------              --------              -----
Beginning Certificates Balance                      918,500,000.00         82,500,000.00        99,000,000.00     1,100,000,000.00
Interest Distributions                                3,565,693.54            332,463.54           413,586.25         4,311,743.33
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                 0.00
Principal Distributions                                       0.00                  0.00                 0.00                 0.00
Total Distributions                                   3,565,693.54            332,463.54           413,586.25         4,311,743.33
Ending Certificates Balance                         918,500,000.00         82,500,000.00        99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                     $3.88

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                 $3.88

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                     $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                         $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                        $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                        $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                    $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                        $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                               $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                $4.03

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                 $4.03

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                            $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                              $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                        $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,661,501.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $413,586.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,247,914.94

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,964,883.65

          a.   Class A Monthly Interest:                                                         $3,565,693.54
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,441,735.66
          e.   Excess Spread:                                                                   $10,957,454.45

     2.   Class B Available Funds:                                                               $1,523,791.94

          a.   Class B Monthly Interest:                                                           $332,463.54
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,191,328.40

     3.   Collateral Available Funds:                                                            $1,828,550.33

          a.   Excess Spread:                                                                    $1,828,550.33

     4.   Total Excess Spread:                                                                  $13,977,333.18

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $354,402,480.89

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $272,663,381.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $272,663,381.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,924,234.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $275,587,616.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $275,587,616.08



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $13,977,333.18
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $219,317.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $413,586.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $263,181.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                         $11,247,914.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2823%
          b.   Prior Monthly Period                                                                    6.7985%
          c.   Second Prior Monthly Period                                                             6.9465%

     2.   Three Month Average Base Rate                                                                7.0091%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2377%
          b.   Prior Monthly Period                                                                   20.0957%
          c.   Second Prior Monthly Period                                                            19.4745%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6026%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXV. Series 2004-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------            --------               --------
Beginning Invested /Transferor Amount             1,299,780,258.72      1,000,000,000.00      299,780,258.72
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                 N/A              76.9361%            23.0639%
Principal Allocation Percentage                                N/A              76.9361%            23.0639%
Collections of Finance Chg. Receivables              24,004,073.96         18,467,793.92        5,536,280.04
Collections of Principal Receivables                322,184,073.54        247,875,801.60       74,308,271.93
Defaulted Amount                                      3,455,329.13          2,658,394.84          796,934.29

Ending Invested / Transferor Amounts              1,312,595,440.63      1,000,000,000.00      312,595,440.63


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                 Class A                Class B             Interest              Total
--------------------------------------                 -------                -------             --------              -----
Principal Funding Account                                     0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                0.00                 0.00
Reserve Account Opening Balance                               0.00                  0.00                0.00                 0.00
Reserve Account Deposit                                       0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                           0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                       0.00                  0.00                0.00                 0.00
Reserve Account Closing Balance                               0.00                  0.00                0.00                 0.00

LIBOR Determination Date                            April 12, 2006        April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                       4.9913%               5.1513%             5.3613%
Monthly Interest Due                                  3,241,539.58            300,489.58          375,287.50         3,917,316.67
Outstanding Monthly Interest Due                              0.00                  0.00                0.00                 0.00
Additional Interest Due                                       0.00                  0.00                0.00                 0.00
Total Interest Due                                    3,241,539.58            300,489.58          375,287.50         3,917,316.67
Investor Default Amount                               2,219,759.69            199,379.61          239,255.54         2,658,394.84
Investor Monthly Fees Due                             1,391,666.67            125,000.00          150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,852,965.94            624,869.20          764,543.04         8,242,378.17

Reallocated Investor Finance
 Charge Collections                                                                                                 18,467,755.39
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.2347%
Base Rate                                                                                                                 7.2791%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions           Class A                Class B             Interest              Total
--------------------------------------------           -------                -------             --------              -----
Beginning Certificates Balance                      835,000,000.00         75,000,000.00       90,000,000.00     1,000,000,000.00
Interest Distributions                                3,241,539.58            300,489.58          375,287.50         3,917,316.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00                0.00                 0.00
Principal Distributions                                       0.00                  0.00                0.00                 0.00
Total Distributions                                   3,241,539.58            300,489.58          375,287.50         3,917,316.67
Ending Certificates Balance                         835,000,000.00         75,000,000.00       90,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.88

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.88

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $10,600,664.71

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $375,287.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $10,225,377.21

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,420,575.75

          a.   Class A Monthly Interest:                                                         $3,241,539.58
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,219,759.69
          e.   Excess Spread:                                                                    $9,959,276.47

     2.   Class B Available Funds:                                                               $1,385,081.65

          a.   Class B Monthly Interest:                                                           $300,489.58
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,084,592.07

     3.   Collateral Available Funds:                                                            $1,662,097.98

          a.   Excess Spread:                                                                    $1,662,097.98

     4.   Total Excess Spread:                                                                  $12,705,966.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $322,184,073.54

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $247,875,801.60

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $247,875,801.60

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,658,394.84

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $250,534,196.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $250,534,196.44



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $12,705,966.53
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $199,379.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $375,287.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $239,255.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $10,225,377.21

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2791%
          b.   Prior Monthly Period                                                                    6.7953%
          c.   Second Prior Monthly Period                                                             6.9433%

     2.   Three Month Average Base Rate                                                                7.0059%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2347%
          b.   Prior Monthly Period                                                                   20.0922%
          c.   Second Prior Monthly Period                                                            19.4715%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5995%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXVI. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations            Interest             Interest
----------------------------------                   -----------            --------             --------
Beginning Invested /Transferor Amount              779,868,155.23        600,000,000.00      179,868,155.23
Beginning Adjusted Invested Amount                            N/A        600,000,000.00                 N/A
Floating Allocation Percentage                                N/A              76.9361%            23.0639%
Principal Allocation Percentage                               N/A              76.9361%            23.0639%
Collections of Finance Chg. Receivables             14,402,444.38         11,080,676.35        3,321,768.02
Collections of Principal Receivables               193,310,444.12        148,725,480.96       44,584,963.16
Defaulted Amount                                     2,073,197.48          1,595,036.90          478,160.58

Ending Invested / Transferor Amounts               787,557,264.38        600,000,000.00      187,557,264.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                Class B             Interest              Total
--------------------------------------                -------                -------             --------              -----
Principal Funding Account                                    0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                0.00                 0.00
Reserve Account Opening Balance                              0.00                  0.00                0.00                 0.00
Reserve Account Deposit                                      0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                0.00                 0.00
Reserve Account Closing Balance                              0.00                  0.00                0.00                 0.00

LIBOR Determination Date                           April 12, 2006        April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                      4.9313%               5.0213%             5.2313%
Monthly Interest Due                                 1,921,543.75            175,743.75          219,712.50         2,317,000.00
Outstanding Monthly Interest Due                             0.00                  0.00                0.00                 0.00
Additional Interest Due                                      0.00                  0.00                0.00                 0.00
Total Interest Due                                   1,921,543.75            175,743.75          219,712.50         2,317,000.00
Investor Default Amount                              1,331,855.81            119,627.77          143,553.32         1,595,036.90
Investor Monthly Fees Due                              835,000.00             75,000.00           90,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                            4,088,399.56            370,371.52          453,265.82         4,912,036.90

Reallocated Investor Finance
 Charge Collections                                                                                                11,047,263.23
Interest and Principal Funding
 Investment Proceeds                                                                                                        0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.1670%
Base Rate                                                                                                                7.2066%
Excess Spread Percentage                                                                                                12.2705%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                Class B             Interest              Total
--------------------------------------------          -------                -------             --------              -----
Beginning Certificates Balance                     501,000,000.00         45,000,000.00       54,000,000.00       600,000,000.00
Interest Distributions                               1,921,543.75            175,743.75          219,712.50         2,317,000.00
Principal Deposits - Prin. Funding Account                   0.00                  0.00                0.00                 0.00
Principal Distributions                                      0.00                  0.00                0.00                 0.00
Total Distributions                                  1,921,543.75            175,743.75          219,712.50         2,317,000.00
Ending Certificates Balance                        501,000,000.00         45,000,000.00       54,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,354,938.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $219,712.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,135,226.33

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,224,464.80

          a.   Class A Monthly Interest:                                                         $1,921,543.75
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,331,855.81
          e.   Excess Spread:                                                                    $5,971,065.23

     2.   Class B Available Funds:                                                                 $828,544.74

          a.   Class B Monthly Interest:                                                           $175,743.75
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $652,800.99

     3.   Collateral Available Funds:                                                              $994,253.69

          a.   Excess Spread:                                                                      $994,253.69

     4.   Total Excess Spread:                                                                   $7,618,119.92

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $193,310,444.12

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $148,725,480.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $148,725,480.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,595,036.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $150,320,517.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $150,320,517.86


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $7,618,119.92
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $119,627.77
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $219,712.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $143,553.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $6,135,226.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2066%
          b.   Prior Monthly Period                                                                    6.7228%
          c.   Second Prior Monthly Period                                                             6.8707%

     2.   Three Month Average Base Rate                                                                6.9334%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1670%
          b.   Prior Monthly Period                                                                   20.0124%
          c.   Second Prior Monthly Period                                                            19.4038%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5277%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXVII. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------            --------             --------
Beginning Invested /Transferor Amount                 779,868,155.23        600,000,000.00      179,868,155.23
Beginning Adjusted Invested Amount                               N/A        600,000,000.00                 N/A
Floating Allocation Percentage                                   N/A              76.9361%            23.0639%
Principal Allocation Percentage                                  N/A              76.9361%            23.0639%
Collections of Finance Chg. Receivables                14,402,444.38         11,080,676.35        3,321,768.02
Collections of Principal Receivables                  193,310,444.12        148,725,480.96       44,584,963.16
Defaulted Amount                                        2,073,197.48          1,595,036.90          478,160.58

Ending Invested / Transferor Amounts                  787,557,264.38        600,000,000.00      187,557,264.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                Class B             Interest             Total
--------------------------------------                   -------                -------             --------             -----
Principal Funding Account                                       0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                0.00                0.00
Reserve Account Opening Balance                                 0.00                  0.00                0.00                0.00
Reserve Account Deposit                                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                             0.00                  0.00                0.00                0.00
Reserve Account Surplus                                         0.00                  0.00                0.00                0.00
Reserve Account Closing Balance                                 0.00                  0.00                0.00                0.00

LIBOR Determination Date                              April 12, 2006        April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         5.0012%               5.1813%             5.3913%
Monthly Interest Due                                    1,948,820.42            181,343.75          226,432.50        2,356,596.67
Outstanding Monthly Interest Due                                0.00                  0.00                0.00                0.00
Additional Interest Due                                         0.00                  0.00                0.00                0.00
Total Interest Due                                      1,948,820.42            181,343.75          226,432.50        2,356,596.67
Investor Default Amount                                 1,331,855.81            119,627.77          143,553.32        1,595,036.90
Investor Monthly Fees Due                                 835,000.00             75,000.00           90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,115,676.23            375,971.52          459,985.82        4,951,633.57

Reallocated Investor Finance
 Charge Collections                                                                                                  11,086,859.90
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.2473%
Base Rate                                                                                                                  7.2926%
Excess Spread Percentage                                                                                                  12.2705%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                Class B             Interest             Total
--------------------------------------------             -------                -------             --------             -----
Beginning Certificates Balance                        501,000,000.00         45,000,000.00       54,000,000.00      600,000,000.00
Interest Distributions                                  1,948,820.42            181,343.75          226,432.50        2,356,596.67
Principal Deposits - Prin. Funding Account                      0.00                  0.00                0.00                0.00
Principal Distributions                                         0.00                  0.00                0.00                0.00
Total Distributions                                     1,948,820.42            181,343.75          226,432.50        2,356,596.67
Ending Certificates Balance                           501,000,000.00         45,000,000.00       54,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.89

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.89

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.03

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.03

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,361,658.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $226,432.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,135,226.33

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,257,528.01

          a.   Class A Monthly Interest:                                                         $1,948,820.42
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,331,855.81
          e.   Excess Spread:                                                                    $5,976,851.78

     2.   Class B Available Funds:                                                                 $831,514.49

          a.   Class B Monthly Interest:                                                           $181,343.75
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $650,170.74

     3.   Collateral Available Funds:                                                              $997,817.39

          a.   Excess Spread:                                                                      $997,817.39

     4.   Total Excess Spread:                                                                   $7,624,839.92

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $193,310,444.12

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $148,725,480.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $148,725,480.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,595,036.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $150,320,517.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $150,320,517.86


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $7,624,839.92
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $119,627.77
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $226,432.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $143,553.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $6,135,226.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2926%
          b.   Prior Monthly Period                                                                    6.8088%
          c.   Second Prior Monthly Period                                                             6.9568%

     2.   Three Month Average Base Rate                                                                7.0194%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2473%
          b.   Prior Monthly Period                                                                   20.1070%
          c.   Second Prior Monthly Period                                                            19.4841%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6128%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXVIII. Series 2005-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                    Series              Total Investor           Transferors
A. Investor/Transferor Allocations                Allocations              Interest                 Interest
----------------------------------                -----------              --------                 --------
Beginning Invested /Transferor Amount           909,846,181.10          700,000,000.00        209,846,181.10
Beginning Adjusted Invested Amount                         N/A          700,000,000.00                   N/A
Floating Allocation Percentage                             N/A                76.9361%              23.0639%
Principal Allocation Percentage                            N/A                76.9361%              23.0639%
Collections of Finance Chg. Receivables          16,802,851.77           12,927,455.75          3,875,396.03
Collections of Principal Receivables            225,528,851.47          173,513,061.12         52,015,790.35
Defaulted Amount                                  2,418,730.39            1,860,876.39            557,854.00

Ending Invested / Transferor Amounts            918,816,808.44          700,000,000.00        218,816,808.44


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements             Class A                  Class B               Interest              Total
--------------------------------------             -------                  -------               --------              -----
Principal Funding Account                                 0.00                    0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                    0.00                    0.00                  0.00                 0.00
Reserve Account Opening Balance                           0.00                    0.00                  0.00                 0.00
Reserve Account Deposit                                   0.00                    0.00                  0.00                 0.00
Reserve Draw Amount                                       0.00                    0.00                  0.00                 0.00
Reserve Account Surplus                                   0.00                    0.00                  0.00                 0.00
Reserve Account Closing Balance                           0.00                    0.00                  0.00                 0.00

LIBOR Determination Date                        April 12, 2006          April 12, 2006        April 12, 2006
Coupon April 17, 2006 - May 14, 2006                   4.9013%                 5.0412%               5.1513%
Monthly Interest Due                              2,228,162.71              205,851.04            252,411.25         2,686,425.00
Outstanding Monthly Interest Due                          0.00                    0.00                  0.00                 0.00
Additional Interest Due                                   0.00                    0.00                  0.00                 0.00
Total Interest Due                                2,228,162.71              205,851.04            252,411.25         2,686,425.00
Investor Default Amount                           1,553,831.78              139,565.73            167,478.87         1,860,876.39
Investor Monthly Fees Due                           974,166.67               87,500.00            105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                         4,756,161.16              432,916.77            524,890.12         5,713,968.05

Reallocated Investor Finance
 Charge Collections                                                                                                 12,871,732.10
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.1379%
Base Rate                                                                                                                 7.1754%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A                  Class B               Interest              Total
--------------------------------------------       -------                  -------               --------              -----
Beginning Certificates Balance                  584,500,000.00           52,500,000.00         63,000,000.00       700,000,000.00
Interest Distributions                            2,228,162.71              205,851.04            252,411.25         2,686,425.00
Principal Deposits - Prin. Funding Account                0.00                    0.00                  0.00                 0.00
Principal Distributions                                   0.00                    0.00                  0.00                 0.00
Total Distributions                               2,228,162.71              205,851.04            252,411.25         2,686,425.00
Ending Certificates Balance                     584,500,000.00           52,500,000.00         63,000,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.81

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.81

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,410,175.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $252,411.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,157,764.05

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,747,896.31

          a.   Class A Monthly Interest:                                                         $2,228,162.71
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,553,831.78
          e.   Excess Spread:                                                                    $6,965,901.82

     2.   Class B Available Funds:                                                                 $965,379.91

          a.   Class B Monthly Interest:                                                           $205,851.04
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $759,528.87

     3.   Collateral Available Funds:                                                            $1,158,455.89

          a.   Excess Spread:                                                                    $1,158,455.89

     4.   Total Excess Spread:                                                                   $8,883,886.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $175,373,937.51



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $8,883,886.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,565.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $252,411.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,478.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,157,764.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.1754%
          b.   Prior Monthly Period                                                                    6.6916%
          c.   Second Prior Monthly Period                                                             6.8395%

     2.   Three Month Average Base Rate                                                                6.9022%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1379%
          b.   Prior Monthly Period                                                                   19.9781%
          c.   Second Prior Monthly Period                                                            19.3747%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.4969%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXIX. Series 2005-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor           Transferors
A. Investor/Transferor Allocations                 Allocations             Interest                Interest
----------------------------------                 -----------             --------                --------
Beginning Invested /Transferor Amount             649,890,129.36        500,000,000.00        149,890,129.36
Beginning Adjusted Invested Amount                           N/A        500,000,000.00                   N/A
Floating Allocation Percentage                               N/A              76.9361%              23.0639%
Principal Allocation Percentage                              N/A              76.9361%              23.0639%
Collections of Finance Chg. Receivables            12,002,036.98          9,233,896.96          2,768,140.02
Collections of Principal Receivables              161,092,036.77        123,937,900.80         37,154,135.97
Defaulted Amount                                    1,727,664.57          1,329,197.42            398,467.15

Ending Invested / Transferor Amounts              656,297,720.31        500,000,000.00        156,297,720.31

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements               Class A                Class B               Interest              Total
--------------------------------------               -------                -------               --------              -----
Principal Funding Account                                   0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                  0.00                 0.00
Reserve Account Opening Balance                             0.00                  0.00                  0.00                 0.00
Reserve Account Deposit                                     0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                         0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                     0.00                  0.00                  0.00                 0.00
Reserve Account Closing Balance                             0.00                  0.00                  0.00                 0.00

LIBOR Determination Date                          April 12, 2006        April 12, 2006        April 12, 2006
Coupon April 17, 2006 - May 14, 2006                     4.9713%               5.1513%               5.3213%
Monthly Interest Due                                1,614,275.35            150,244.79            186,243.75         1,950,763.89
Outstanding Monthly Interest Due                            0.00                  0.00                  0.00                 0.00
Additional Interest Due                                     0.00                  0.00                  0.00                 0.00
Total Interest Due                                  1,614,275.35            150,244.79            186,243.75         1,950,763.89
Investor Default Amount                             1,109,879.84             99,689.81            119,627.77         1,329,197.42
Investor Monthly Fees Due                             695,833.33             62,500.00             75,000.00           833,333.33
Investor Additional Amounts Due
Total Due                                           3,419,988.53            312,434.60            380,871.52         4,113,294.64

Reallocated Investor Finance
 Charge Collections                                                                                                  9,225,983.25
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          19.2155%
Base Rate                                                                                                                 7.2585%
Excess Spread Percentage                                                                                                 12.2705%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions         Class A                Class B               Interest              Total
--------------------------------------------         -------                -------               --------              -----
Beginning Certificates Balance                    417,500,000.00         37,500,000.00         45,000,000.00       500,000,000.00
Interest Distributions                              1,614,275.35            150,244.79            186,243.75         1,950,763.89
Principal Deposits - Prin. Funding Account                  0.00                  0.00                  0.00                 0.00
Principal Distributions                                     0.00                  0.00                  0.00                 0.00
Total Distributions                                 1,614,275.35            150,244.79            186,243.75         1,950,763.89
Ending Certificates Balance                       417,500,000.00         37,500,000.00         45,000,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.87

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,298,932.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $186,243.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,112,688.61

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,703,696.01

          a.   Class A Monthly Interest:                                                         $1,614,275.35
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,109,879.84
          e.   Excess Spread:                                                                    $4,979,540.82

     2.   Class B Available Funds:                                                                 $691,948.74

          a.   Class B Monthly Interest:                                                           $150,244.79
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $541,703.95

     3.   Collateral Available Funds:                                                              $830,338.49

          a.   Excess Spread:                                                                      $830,338.49

     4.   Total Excess Spread:                                                                   $6,351,583.26

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $161,092,036.77

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $123,937,900.80

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $123,937,900.80

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,329,197.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $125,267,098.22

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $125,267,098.22


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $6,351,583.26
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $99,689.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $186,243.75
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $119,627.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,112,688.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2585%
          b.   Prior Monthly Period                                                                    6.7747%
          c.   Second Prior Monthly Period                                                             6.9227%

     2.   Three Month Average Base Rate                                                                6.9853%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2155%
          b.   Prior Monthly Period                                                                   20.0696%
          c.   Second Prior Monthly Period                                                            19.4523%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5791%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXX. Series 2005-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations             Interest              Interest
----------------------------------                    -----------             --------              --------
Beginning Invested /Transferor Amount              1,429,758,284.59      1,100,000,000.00      329,758,284.59
Beginning Adjusted Invested Amount                              N/A      1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              76.9361%            23.0639%
Principal Allocation Percentage                                 N/A              76.9361%            23.0639%
Collections of Finance Chg. Receivables               26,404,481.36         20,314,573.32        6,089,908.04
Collections of Principal Receivables                 354,402,480.89        272,663,381.76       81,739,099.13
Defaulted Amount                                       3,800,862.04          2,924,234.32          876,627.72

Ending Invested / Transferor Amounts               1,443,854,984.69      1,100,000,000.00      343,854,984.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                  Class A                Class B             Interest              Total
--------------------------------------                  -------                -------             --------              -----
Principal Funding Account                                      0.00                  0.00                0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                 0.00
Reserve Account Opening Balance                                0.00                  0.00                0.00                 0.00
Reserve Account Deposit                                        0.00                  0.00                0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                 0.00
Reserve Account Closing Balance                                0.00                  0.00                0.00                 0.00

LIBOR Determination Date                             April 12, 2006        April 12, 2006      April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        4.9413%               5.0812%             5.2213%
Monthly Interest Due                                   3,529,974.10            326,046.88          402,036.25         4,258,057.22
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                 0.00
Additional Interest Due                                        0.00                  0.00                0.00                 0.00
Total Interest Due                                     3,529,974.10            326,046.88          402,036.25         4,258,057.22
Investor Default Amount                                2,441,735.66            219,317.57          263,181.09         2,924,234.32
Investor Monthly Fees Due                              1,530,833.33            137,500.00          165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,502,543.09            682,864.45          830,217.34         9,015,624.88

Reallocated Investor Finance
Charge Collections                                                                                                   20,263,539.81
Interest and Principal Funding
Investment Proceeds                                                                                                           0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.1783%
Base Rate                                                                                                                  7.2187%
Excess Spread Percentage                                                                                                  12.2705%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions            Class A                Class B             Interest              Total
--------------------------------------------            -------                -------             --------              -----
Beginning Certificates Balance                       918,500,000.00         82,500,000.00       99,000,000.00     1,100,000,000.00
Interest Distributions                                 3,529,974.10            326,046.88          402,036.25         4,258,057.22
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                 0.00
Principal Distributions                                        0.00                  0.00                0.00                 0.00
Total Distributions                                    3,529,974.10            326,046.88          402,036.25         4,258,057.22
Ending Certificates Balance                          918,500,000.00         82,500,000.00       99,000,000.00     1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,649,951.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $402,036.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,247,914.94

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,920,055.74

          a.   Class A Monthly Interest:                                                         $3,529,974.10
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,441,735.66
          e.   Excess Spread:                                                                   $10,948,345.99

     2.   Class B Available Funds:                                                               $1,519,765.49

          a.   Class B Monthly Interest:                                                           $326,046.88
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,193,718.61

     3.   Collateral Available Funds:                                                            $1,823,718.58

          a.   Excess Spread:                                                                    $1,823,718.58

     4.   Total Excess Spread:                                                                  $13,965,783.18

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $354,402,480.89

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $272,663,381.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $272,663,381.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,924,234.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $275,587,616.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $275,587,616.08




M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $13,965,783.18
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $219,317.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $402,036.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $263,181.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,247,914.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2187%
          b.   Prior Monthly Period                                                                    6.7349%
          c.   Second Prior Monthly Period                                                             6.8828%

     2.   Three Month Average Base Rate                                                                6.9455%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1783%
          b.   Prior Monthly Period                                                                   20.0257%
          c.   Second Prior Monthly Period                                                            19.4151%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5397%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXXI. Series 2005-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------       --------------    ---------------
Beginning Invested /Transferor Amount                 909,846,181.10      700,000,000.00     209,846,181.10
Beginning Adjusted Invested Amount                               N/A      700,000,000.00                N/A
Floating Allocation Percentage                                   N/A            76.9361%           23.0639%
Principal Allocation Percentage                                  N/A            76.9361%           23.0639%
Collections of Finance Chg. Receivables                16,802,851.77       12,927,455.75       3,875,396.03
Collections of Principal Receivables                  225,528,851.47      173,513,061.12      52,015,790.35
Defaulted Amount                                        2,418,730.39        1,860,876.39         557,854.00

Ending Invested / Transferor Amounts                  918,816,808.44      700,000,000.00     218,816,808.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest                Total
--------------------------------------                     -------              -------            --------                -----

Principal Funding Account                                       0.00                0.00               0.00                   0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                   0.00
Reserve Account Opening Balance                                 0.00                0.00               0.00                   0.00
Reserve Account Deposit                                         0.00                0.00               0.00                   0.00
Reserve Draw Amount                                             0.00                0.00               0.00                   0.00
Reserve Account Surplus                                         0.00                0.00               0.00                   0.00
Reserve Account Closing Balance                                 0.00                0.00               0.00                   0.00

LIBOR Determination Date                              April 12, 2006      April 12, 2006     April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         4.9013%             5.0412%            5.1513%
Monthly Interest Due                                    2,228,162.71          205,851.04         252,411.25           2,686,425.00
Outstanding Monthly Interest Due                                0.00                0.00               0.00                   0.00
Additional Interest Due                                         0.00                0.00               0.00                   0.00
Total Interest Due                                      2,228,162.71          205,851.04         252,411.25           2,686,425.00
Investor Default Amount                                 1,553,831.78          139,565.73         167,478.87           1,860,876.39
Investor Monthly Fees Due                                 974,166.67           87,500.00         105,000.00           1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,756,161.16          432,916.77         524,890.12           5,713,968.05

Reallocated Investor Finance Charge Collections                                                                      12,871,732.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           19.1379%
Base Rate                                                                                                                  7.1754%
Excess Spread Percentage                                                                                                  12.2705%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest                Total
--------------------------------------------               -------              -------            --------                -----

Beginning Certificates Balance                        584,500,000.00       52,500,000.00      63,000,000.00         700,000,000.00
Interest Distributions                                  2,228,162.71          205,851.04         252,411.25           2,686,425.00
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                   0.00
Principal Distributions                                         0.00                0.00               0.00                   0.00
Total Distributions                                     2,228,162.71          205,851.04         252,411.25           2,686,425.00
Ending Certificates Balance                           584,500,000.00       52,500,000.00      63,000,000.00         700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.81

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.81

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,410,175.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $252,411.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,157,764.05

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,747,896.31

          a.   Class A Monthly Interest:                                                         $2,228,162.71
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,553,831.78
          e.   Excess Spread:                                                                    $6,965,901.82

     2.   Class B Available Funds:                                                                 $965,379.91

          a.   Class B Monthly Interest:                                                           $205,851.04
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $759,528.87

     3.   Collateral Available Funds:                                                            $1,158,455.89

          a.   Excess Spread:                                                                    $1,158,455.89

     4.   Total Excess Spread:                                                                   $8,883,886.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $175,373,937.51



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $8,883,886.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,565.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $252,411.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,478.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,157,764.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.1754%
          b.   Prior Monthly Period                                                                    6.6916%
          c.   Second Prior Monthly Period                                                             6.8395%

     2.   Three Month Average Base Rate                                                                6.9022%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1379%
          b.   Prior Monthly Period                                                                   19.9781%
          c.   Second Prior Monthly Period                                                            19.3747%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.4969%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXXII. Series 2005-7 Certificates

-------------------------------------------------------------------------------------------------------------------------
                                                          Series     Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations       Interest          Interest
----------------------------------                     -----------   --------------      -----------
Beginning Invested /Transferor Amount                909,846,181.10   700,000,000.00   209,846,181.10
Beginning Adjusted Invested Amount                              N/A   700,000,000.00              N/A
Floating Allocation Percentage                                  N/A         76.9361%         23.0639%
Principal Allocation Percentage                                 N/A         76.9361%         23.0639%
Collections of Finance Chg. Receivables               16,802,851.77    12,927,455.75     3,875,396.03
Collections of Principal Receivables                 225,528,851.47   173,513,061.12    52,015,790.35
Defaulted Amount                                       2,418,730.39     1,860,876.39       557,854.00

Ending Invested / Transferor Amounts                 918,816,808.44   700,000,000.00   218,816,808.44


-------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements                      Class A          Class B       Interest               Total
--------------------------------------                      -------          -------       --------               -----

Principal Funding Account                                      0.00             0.00             0.00               0.00
Investment Proceeds for Monthly Period                         0.00             0.00             0.00               0.00
Reserve Account Opening Balance                                0.00             0.00             0.00               0.00
Reserve Account Deposit                                        0.00             0.00             0.00               0.00
Reserve Draw Amount                                            0.00             0.00             0.00               0.00
Reserve Account Surplus                                        0.00             0.00             0.00               0.00
Reserve Account Closing Balance                                0.00             0.00             0.00               0.00

LIBOR Determination Date                             April 12, 2006   April 12, 2006   April 12, 2006
Coupon April 17, 2006 - May 14, 2006                        4.9713%          5.1713%          5.3113%
Monthly Interest Due                                   2,259,985.49       211,159.38       260,251.25       2,731,396.11
Outstanding Monthly Interest Due                               0.00             0.00             0.00               0.00
Additional Interest Due                                        0.00             0.00             0.00               0.00
Total Interest Due                                     2,259,985.49       211,159.38       260,251.25       2,731,396.11
Investor Default Amount                                1,553,831.78       139,565.73       167,478.87       1,860,876.39
Investor Monthly Fees Due                                974,166.67        87,500.00       105,000.00       1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,787,983.94       438,225.10       532,730.12       5,758,939.16

Reallocated Investor Finance Charge Collections                                                            12,916,703.21
Interest and Principal Funding Investment Proceeds                                                                  0.00
Interest on Reserve Account                                                                                         0.00
Series Adjusted Portfolio Yield                                                                                 19.2161%
Base Rate                                                                                                        7.2592%
Excess Spread Percentage                                                                                        12.2705%

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions              Class A           Class B        Interest            Total
--------------------------------------------              -------           -------        --------            -----

Beginning Certificates Balance                       584,500,000.00    52,500,000.00    63,000,000.00     700,000,000.00
Interest Distributions                                 2,259,985.49       211,159.38       260,251.25       2,731,396.11
Principal Deposits - Prin. Funding Account                     0.00             0.00             0.00               0.00
Principal Distributions                                        0.00             0.00             0.00               0.00
Total Distributions                                    2,259,985.49       211,159.38       260,251.25       2,731,396.11
Ending Certificates Balance                          584,500,000.00    52,500,000.00    63,000,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.87

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.87

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,418,015.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $260,251.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,157,764.05

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,785,447.18

          a.   Class A Monthly Interest:                                                         $2,259,985.49
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,553,831.78
          e.   Excess Spread:                                                                    $6,971,629.92

     2.   Class B Available Funds:                                                                 $968,752.74

          a.   Class B Monthly Interest:                                                           $211,159.38
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $757,593.37

     3.   Collateral Available Funds:                                                            $1,162,503.29

          a.   Excess Spread:                                                                    $1,162,503.29

     4.   Total Excess Spread:                                                                   $8,891,726.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $175,373,937.51


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $8,891,726.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,565.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $260,251.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,478.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,157,764.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2591%
          b.   Prior Monthly Period                                                                    6.7753%
          c.   Second Prior Monthly Period                                                             6.9233%

     2.   Three Month Average Base Rate                                                                6.9859%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.2161%
          b.   Prior Monthly Period                                                                   20.0702%
          c.   Second Prior Monthly Period                                                            19.4528%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5797%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes



XXXIII. Series 2005-8 Certificates

---------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations          Interest            Interest
----------------------------------                   -----------       --------------    --------------
Beginning Invested /Transferor Amount               649,890,129.36     500,000,000.00    149,890,129.36
Beginning Adjusted Invested Amount                             N/A     500,000,000.00               N/A
Floating Allocation Percentage                                 N/A           76.9361%          23.0639%
Principal Allocation Percentage                                N/A           76.9361%          23.0639%
Collections of Finance Chg. Receivables              12,002,036.98       9,233,896.96      2,768,140.02
Collections of Principal Receivables                161,092,036.77     123,937,900.80     37,154,135.97
Defaulted Amount                                      1,727,664.57       1,329,197.42        398,467.15

Ending Invested / Transferor Amounts                656,297,720.31     500,000,000.00    156,297,720.31


---------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A              Class B          Interest            Total
--------------------------------------                  -------              -------          --------            -----

Principal Funding Account                                     0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00               0.00              0.00               0.00
Reserve Account Opening Balance                               0.00               0.00              0.00               0.00
Reserve Account Deposit                                       0.00               0.00              0.00               0.00
Reserve Draw Amount                                           0.00               0.00              0.00               0.00
Reserve Account Surplus                                       0.00               0.00              0.00               0.00
Reserve Account Closing Balance                               0.00               0.00              0.00               0.00

LIBOR Determination Date                            April 12, 2006     April 12, 2006    April 12, 2006
Coupon April 17, 2006 - May 14, 2006                       4.9313%            5.0713%           5.2313%
Monthly Interest Due                                  1,601,286.46         147,911.46        183,093.75       1,932,291.67
Outstanding Monthly Interest Due                              0.00               0.00              0.00               0.00
Additional Interest Due                                       0.00               0.00              0.00               0.00
Total Interest Due                                    1,601,286.46         147,911.46        183,093.75       1,932,291.67
Investor Default Amount                               1,109,879.84          99,689.81        119,627.77       1,329,197.42
Investor Monthly Fees Due                               695,833.33          62,500.00         75,000.00         833,333.33
Investor Additional Amounts Due
Total Due                                             3,406,999.64         310,101.26        377,721.52       4,094,822.42

Reallocated Investor Finance Charge Collections                                                               9,207,511.03
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   19.1706%
Base Rate                                                                                                          7.2104%
Excess Spread Percentage                                                                                          12.2705%

---------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A              Class B         Interest            Total
--------------------------------------------            -------              -------         --------            -----

Beginning Certificates Balance                      417,500,000.00      37,500,000.00     45,000,000.00     500,000,000.00
Interest Distributions                                1,601,286.46         147,911.46        183,093.75       1,932,291.67
Principal Deposits - Prin. Funding Account                    0.00               0.00              0.00               0.00
Principal Distributions                                       0.00               0.00              0.00               0.00
Total Distributions                                   1,601,286.46         147,911.46        183,093.75       1,932,291.67
Ending Certificates Balance                         417,500,000.00      37,500,000.00     45,000,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,295,782.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $183,093.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,112,688.61

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

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

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,688,271.71

          a.   Class A Monthly Interest:                                                         $1,601,286.46
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,109,879.84
          e.   Excess Spread:                                                                    $4,977,105.40

     2.   Class B Available Funds:                                                                 $690,563.33

          a.   Class B Monthly Interest:                                                           $147,911.46
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $542,651.87

     3.   Collateral Available Funds:                                                              $828,675.99

          a.   Excess Spread:                                                                      $828,675.99

     4.   Total Excess Spread:                                                                   $6,348,433.26

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $161,092,036.77

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $123,937,900.80

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $123,937,900.80

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,329,197.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $125,267,098.22

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $125,267,098.22



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $6,348,433.26
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $99,689.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $183,093.75
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $119,627.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,112,688.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2104%
          b.   Prior Monthly Period                                                                    6.7266%
          c.   Second Prior Monthly Period                                                             6.8745%

     2.   Three Month Average Base Rate                                                                6.9372%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1706%
          b.   Prior Monthly Period                                                                   20.0166%
          c.   Second Prior Monthly Period                                                            19.4073%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5315%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


XXXIV. Series 2006-A Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount                 909,846,181.10     700,000,000.00    209,846,181.10
Beginning Adjusted Invested Amount                               N/A     700,000,000.00               N/A
Floating Allocation Percentage                                   N/A           76.9361%          23.0639%
Principal Allocation Percentage                                  N/A           76.9361%          23.0639%
Collections of Finance Chg. Receivables                16,802,851.77      12,927,455.75      3,875,396.03
Collections of Principal Receivables                  225,528,851.47     173,513,061.12     52,015,790.35
Defaulted Amount                                        2,418,730.39       1,860,876.39        557,854.00

Ending Invested / Transferor Amounts                  918,816,808.44     700,000,000.00    218,816,808.44


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                       Class A          Class B           Interest            Total
--------------------------------------                       -------          -------           --------            -----

Principal Funding Account                                       0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                          0.00               0.00              0.00               0.00
Reserve Account Opening Balance                                 0.00               0.00              0.00               0.00
Reserve Account Deposit                                         0.00               0.00              0.00               0.00
Reserve Draw Amount                                             0.00               0.00              0.00               0.00
Reserve Account Surplus                                         0.00               0.00              0.00               0.00
Reserve Account Closing Balance                                 0.00               0.00              0.00               0.00

LIBOR Determination Date                              April 12, 2006     April 12, 2006    April 12, 2006
Coupon April 17, 2006 - May 14, 2006                         4.8913%            5.0113%           5.1313%
Monthly Interest Due                                    2,223,616.60         204,626.04        251,431.25       2,679,673.89
Outstanding Monthly Interest Due                                0.00               0.00              0.00               0.00
Additional Interest Due                                         0.00               0.00              0.00               0.00
Total Interest Due                                      2,223,616.60         204,626.04        251,431.25       2,679,673.89
Investor Default Amount                                 1,553,831.78         139,565.73        167,478.87       1,860,876.39
Investor Monthly Fees Due                                 974,166.67          87,500.00        105,000.00       1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,751,615.05         431,691.77        523,910.12       5,707,216.94

Reallocated Investor Finance Charge Collections                                                                12,864,980.99
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.1262%
Base Rate                                                                                                            7.1628%
Excess Spread Percentage                                                                                            12.2705%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                 Class A          Class B           Interest            Total
--------------------------------------------                 -------          -------           --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00     63,000,000.00     700,000,000.00
Interest Distributions                                  2,223,616.60         204,626.04        251,431.25       2,679,673.89
Principal Deposits - Prin. Funding Account                      0.00               0.00              0.00               0.00
Principal Distributions                                         0.00               0.00              0.00               0.00
Total Distributions                                     2,223,616.60         204,626.04        251,431.25       2,679,673.89
Ending Certificates Balance                           584,500,000.00      52,500,000.00     63,000,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.80

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.90

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.90

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,409,195.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $251,431.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,157,764.05

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,742,259.13

          a.   Class A Monthly Interest:                                                         $2,223,616.60
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,553,831.78
          e.   Excess Spread:                                                                    $6,964,810.75

     2.   Class B Available Funds:                                                                 $964,873.57

          a.   Class B Monthly Interest:                                                           $204,626.04
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $760,247.53

     3.   Collateral Available Funds:                                                            $1,157,848.29

          a.   Excess Spread:                                                                    $1,157,848.29

     4.   Total Excess Spread:                                                                   $8,882,906.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2006-A Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2006-A Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-A:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $175,373,937.51



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-A

     1.   Excess Spread:                                                                         $8,882,906.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,565.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $251,431.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,478.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,157,764.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.1628%
          b.   Prior Monthly Period                                                                    6.6790%
          c.   Second Prior Monthly Period                                                             6.8270%

     2.   Three Month Average Base Rate                                                                6.8896%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1262%
          b.   Prior Monthly Period                                                                   19.9643%
          c.   Second Prior Monthly Period                                                            19.3629%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.4845%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXV. Series 2006-B Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------      --------------        -----------
Beginning Invested /Transferor Amount                  909,846,181.10      700,000,000.00     209,846,181.10
Beginning Adjusted Invested Amount                                N/A      700,000,000.00                N/A
Floating Allocation Percentage                                    N/A            76.9361%           23.0639%
Principal Allocation Percentage                                   N/A            76.9361%           23.0639%
Collections of Finance Chg. Receivables                 16,802,851.77       12,927,455.75       3,875,396.03
Collections of Principal Receivables                   225,528,851.47      173,513,061.12      52,015,790.35
Defaulted Amount                                         2,418,730.39        1,860,876.39         557,854.00

Ending Invested / Transferor Amounts                   918,816,808.44      700,000,000.00     218,816,808.44


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest             Total
--------------------------------------                    -------              -------            --------             -----

Principal Funding Account                                        0.00                0.00               0.00                0.00
Investment Proceeds for Monthly Period                           0.00                0.00               0.00                0.00
Reserve Account Opening Balance                                  0.00                0.00               0.00                0.00
Reserve Account Deposit                                          0.00                0.00               0.00                0.00
Reserve Draw Amount                                              0.00                0.00               0.00                0.00
Reserve Account Surplus                                          0.00                0.00               0.00                0.00
Reserve Account Closing Balance                                  0.00                0.00               0.00                0.00

LIBOR Determination Date                               April 12, 2006      April 12, 2006     April 12, 2006
Coupon April 17, 2006 - May 14, 2006                          4.9413%             5.0513%            5.1913%
Monthly Interest Due                                     2,246,347.15          206,259.38         254,371.25        2,706,977.78
Outstanding Monthly Interest Due                                 0.00                0.00               0.00                0.00
Additional Interest Due                                          0.00                0.00               0.00                0.00
Total Interest Due                                       2,246,347.15          206,259.38         254,371.25        2,706,977.78
Investor Default Amount                                  1,553,831.78          139,565.73         167,478.87        1,860,876.39
Investor Monthly Fees Due                                  974,166.67           87,500.00         105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,774,345.60          433,325.10         526,850.12        5,734,520.83

Reallocated Investor Finance Charge Collections                                                                    12,892,284.88
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         19.1736%
Base Rate                                                                                                                7.2137%
Excess Spread Percentage                                                                                                12.2705%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest             Total
--------------------------------------------              -------              -------            --------             -----

Beginning Certificates Balance                         584,500,000.00       52,500,000.00      63,000,000.00      700,000,000.00
Interest Distributions                                   2,246,347.15          206,259.38         254,371.25        2,706,977.78
Principal Deposits - Prin. Funding Account                       0.00                0.00               0.00                0.00
Principal Distributions                                          0.00                0.00               0.00                0.00
Total Distributions                                      2,246,347.15          206,259.38         254,371.25        2,706,977.78
Ending Certificates Balance                            584,500,000.00       52,500,000.00      63,000,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.84

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.84

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,412,135.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $254,371.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,157,764.05

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

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
J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,765,057.88

          a.   Class A Monthly Interest:                                                         $2,246,347.15
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,553,831.78
          e.   Excess Spread:                                                                    $6,964,878.94

     2.   Class B Available Funds:                                                                 $966,921.37

          a.   Class B Monthly Interest:                                                           $206,259.38
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $760,661.99

     3.   Collateral Available Funds:                                                            $1,160,305.64

          a.   Excess Spread:                                                                    $1,160,305.64

     4.   Total Excess Spread:                                                                   $8,885,846.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.9361%

     2.   Series 2006-B Allocable Principal
          Collections:                                                                         $225,528,851.47

     3.   Principal Allocation Percentage of
          Series 2006-B Allocable Principal
          Collections:                                                                         $173,513,061.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,513,061.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-B:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,860,876.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $175,373,937.51

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $175,373,937.51

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
M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-B

     1.   Excess Spread:                                                                         $8,885,846.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,565.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $254,371.25
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $167,478.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,157,764.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2137%
          b.   Prior Monthly Period                                                                    6.7299%
          c.   Second Prior Monthly Period                                                             6.8778%

     2.   Three Month Average Base Rate                                                                6.9405%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.1736%
          b.   Prior Monthly Period                                                                   20.0202%
          c.   Second Prior Monthly Period                                                            19.4104%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.5348%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

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